UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to
Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Explanatory Note
The Proxy Statement originally filed with the Securities and Exchange Commission on April 30, 2019 is hereby amended and restated to clarify that while beneficial owners of shares held in street name will receive a Notice of Internet Availability of Proxy Materials, stockholders of record will receive a copy of the Proxy Statement, a proxy card, and the 2018 Annual Report by mail.

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS and PROXY STATEMENT
2019 Annual Meeting Tuesday, June 18, 2019 10 a.m., Eastern time 555 Wireless Boulevard	Inside CEO’s letter to stockholders Information on five voting proposals:
Hauppauge, New York	Election of five directors
Approval of 2019 Omnibus Incentive Plan
Ratification of appointment of independent auditor for 2019
Advisory vote on 2018 executive compensation
Advisory vote on frequency of future advisory votes on executive compensation

555 Wireless Boulevard
Hauppauge, New York 11788

April 30, 2019

Dear Fellow Stockholder:

It is my pleasure to invite you to attend the Annual Meeting of Stockholders of Chembio Diagnostics, Inc. to be held on Tuesday, June 18, 2019, at 10 a.m., Eastern time, at 555 Wireless Boulevard, Hauppauge, New York. Each holder of common stock as of 5 p.m., Eastern time, on the record date of April 26, 2019, will be able to participate in the Annual Meeting.

During the Annual Meeting, stockholders will be asked to elect the entire board of directors, to approve our 2019 Omnibus Incentive Plan and to ratify the appointment of BDO USA, LLP as our independent auditor for 2019. We also will be asking stockholders for approval, by an advisory vote, of our 2018 executive compensation as disclosed in the Proxy Statement for the Annual Meeting (a “say-on-pay” vote) as well as of the board’s recommendation to submit our executive compensation to an advisory vote every year (a “say-on-frequency” vote). All of these matters are important, and we urge you to vote in favor of the election of each of the director nominees, the approval of the 2019 Omnibus Incentive Plan, the ratification of the appointment of our independent auditor, the approval of our 2018 executive compensation and the approval of an annual advisory vote on our executive compensation.

We are sending to each of our stockholders of record a copy of the Proxy Statement, a proxy card and the 2018 Annual Report by mail. You will find the instructions for voting on your proxy card. Paper copies of the proxy materials will be mailed to stockholders of record on or about May 3, 2019. The Notice of Internet Availability of Proxy Materials will be mailed to beneficial owners of shares held in street name beginning on or about May 3, 2019.

It is important that you vote your shares of common stock in person or by proxy, regardless of the number of shares you own. You will find the instructions for voting on your proxy card or Notice of Internet Availability of Proxy Materials. We appreciate your prompt attention.

The board invites you to participate in the Annual Meeting so that management can listen to your suggestions, answer your questions, and discuss business developments and trends with you. Thank you for your support, and we look forward to joining you at the Annual Meeting.

Sincerely,

John J. Sperzel III

Chief Executive Officer and President

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

To Stockholders of Chembio Diagnostics, Inc.:
The board of directors is soliciting proxies for use at the Chembio Diagnostics, Inc. 2019 Annual Meeting. You are receiving the enclosed proxy statement because you were a holder of common stock as of 5 p.m., Eastern time, on the record date of April 26, 2019, and therefore are entitled to vote at the Annual Meeting. The Annual Meeting will be held to vote upon:

In addition, any other business properly presented may be acted upon at the Annual Meeting. Each share of common stock is entitled to one vote for each director position and other proposal.
We are sending to each of our stockholders of record a copy of the Proxy Statement, a proxy card and the 2018 Annual Report by mail. The Notice of Internet Availability of Proxy Materials will be mailed to beneficial owners of shares held in street name on or about May 3, 2019.
By Order of the Board,
David Gyorke
Secretary	April 30, 2019
When Tuesday, June 18, 2019 10 a.m., Eastern time Where 555 Wireless Boulevard Hauppauge, New York 11788

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2019:
The Notice of 2019 Annual Meeting of Stockholders, the Proxy Statement, the 2018 Annual Report to Stockholders and instructions for voting via the Internet can be accessed at:
www.chembio.com/investors/proxy

How to Vote in Advance
Your vote is important. Please vote as soon as possible by one of the methods shown below. Your proxy card, Notice of Internet Availability or voting instruction form should be readily available.

Via Internet (Any Web-Enabled Device)
Via Internet (Smartphone or Tablet)

By Telephone (U.S. or Canada only)
By Mail (Pursuant to Printed Materials)

555 Wireless Boulevard
Hauppauge, New York 11788
Proxy Statement dated April 30, 2019
2019 Annual Meeting of Stockholders
Chembio Diagnostics, Inc., a Nevada corporation, is furnishing this Proxy Statement and related proxy materials in connection with the solicitation by its board of directors of proxies to be voted at its 2019 Annual Meeting of Stockholders and any adjournments. Chembio Diagnostics, Inc. is providing these materials to the holders of record of its common stock, $0.01 par value per share, as of 5 p.m., Eastern time, on the record date of April 26, 2019 and is first making available or mailing the materials on or about May 3, 2019. All stockholders are extended a cordial invitation to attend the Annual Meeting. If you would like to obtain directions to be able to attend the Annual Meeting in person, please contact Nancy Kandell at (631) 924-1135 or nkandell@chembio.com.
The Annual Meeting is scheduled to be held as follows:
Date	Tuesday, June 18, 2019
Time	10 a.m., Eastern time
Meeting Address	555 Wireless Boulevard Hauppauge, New York

Your vote is important.
Please see the detailed information that follows in the Proxy Statement.

Contents
2019 Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. References in this Proxy Statement to “Chembio,” and to “we,” “us,” “our” and similar terms, refer to Chembio Diagnostics, Inc.
Annual Meeting of Stockholders
Time and Date	10 a.m., Eastern time, on June 18, 2019.
Meeting Address	555 Wireless Boulevard, Hauppauge, New York.
Record Date	5 p.m., Eastern time, on April 26, 2019.
Voting	Stockholders will be entitled to one vote for each outstanding share of common stock they hold of record as of the record date.
Votes Eligible to be Cast	A total of 17,166,459 votes are eligible to be cast on each proposal.
Annual Meeting Agenda
Proposal	Board Recommendation
Election of directors	FOR each nominee
Approval of 2019 Omnibus Incentive Plan	FOR
Ratification of appointment of independent auditor for 2019	FOR
Advisory vote on 2018 executive compensation	FOR
Advisory vote on frequency of future advisory votes on executive compensation	ANNUAL
How to Cast Your Vote
You can vote by any of the following methods:
Until 11:59 p.m., Eastern time, on May 1, 2019		At the Annual Meeting on June 18, 2019

• Internet:		•	Address:	555 Wireless Boulevard
▶	From any web-enabled device: www.aalvote.com/CEMI			Hauppauge, New York
▶	Scan QR code from any smartphone or tablet:

•	Telephone:+1 (866) 804-9616

•	Completed, signed and returned proxy card

Contents
Election of Directors

We are asking stockholders to elect the following five director nominees, each of whom currently serves as a member of the board of directors.
		Director Since		Experience/	Independent		Committee	Other Public
Name	Age		Occupation	Qualifications	Yes	No	Memberships	Company Boards
Katherine L. Davis	62	2007	Owner of Davis Design Group LLC Financial Advisor to Mayor of Indianapolis	• Leadership • Governance • Policy/ Government	✔		• Chair of the Board • Audit • Nominating and Corporate Governance
Gail S. Page	63	2017	Venture Partner at Turret Capital Management, L.P.	• Industry • Leadership • Finance	✔		• Audit • Nominating and Corporate Governance • Compensation (Chair)
Mary Lake Polan	75	2018
Professor of Clinical Obstetrics, Gynecology and Reproductive Sciences at Yale University School of Medicine
Chair of Scientific Advisory Board in Women’s Health for Procter and Gamble Company
Managing Director of Golden Seeds angel investing group
				• Industry • Leadership • Governance	✔		• Nominating and Corporate Governance (Chair) • Compensation	• Motif Bio plc • Quidel Corporation
John G. Potthoff	51	2018	Chief Executive Officer and Co-founder of Elligo Health Research	• Finance • Industry • Leadership	✔		• Audit (Chair) • Compensation
John J. Sperzel III	55	2014	Chief Executive Officer and President of Chembio Diagnostics, Inc.	• Industry • Leadership • Innovation		✔

Contents
Director Tenure

Director Age
Director Independence

Director Diversity

Additional Board Governance Practices
Elections:	Classified Board	No
	Frequency of Director Elections	Annual
	In-Person Shareholder Meeting	Yes
	Voting Standard	Plurality
	Mandatory Retirement Age or Tenure	No
Chair:	Separate Chair of the Board and CEO	Yes
	Independent Chair of the Board	Yes
	Robust Responsibilities and Duties Assigned to Independent Chair	Yes
Meetings:	Number of Board Meetings Held in 2018	15
	Directors Attending Fewer than 75% of Board Meetings in 2018	None
	Independent Directors Meet without Management Present	Yes
	Number of Standing Committee Meetings Held in 2018	8
	Members Attending Fewer than 75% of Committee Meetings in 2018	None
Director Status:	Directors “Overboarded” per ISS or Glass Lewis Voting Guidelines	None
	Material Related-Party Transactions with Directors	None
	Family Relationships with Executive Officers or Other Directors	None
	Shares Pledged by Directors	None

Contents
Approval of 2019 Omnibus Incentive Plan

We are asking stockholders to approve our 2019 Omnibus Incentive Plan to, among other things, reserve 2,400,000 shares of common stock for awards under the plan.

Ratification of Appointment of Independent Auditor for 2019

We are asking stockholders to ratify the audit committee’s retention of BDO USA, LLP, an independent registered public accounting firm, as our independent auditor to examine and report on our consolidated financial statements for the fiscal year ending December 31, 2019.

Advisory Vote on 2018 Executive Compensation

In accordance with rules of the Securities and Exchange Commission or SEC, we are asking stockholders for an advisory vote — known as a “say-on-pay” vote — of the 2018 compensation of our “named executive officers” as set forth in the compensation tables, related narrative discussion and other disclosures under “Executive Compensation” in this Proxy Statement. The following table provides information concerning the compensation paid for 2018 and 2017 to our named executive officers during 2018:

Name and Principal Position	Year	Salary ($)	Bonus($)(1)	Equity Awards ($)(2)	All Other Compensation($)(3)	Total($)
John J. Sperzel III	2018	$416,847	$89,250	$950,000	—	$1,456,097
Chief Executive Officer and President	2017	415,137	63,750	62,998	—	541,885
Neil A. Goldman	2018	294,231	50,400	300,000	$2,769	647,400
Executive Vice President, Chief Financial Officer	2017	5,769	—	423,882	—	224,638
Javan Esfandiari	2018	357,807	72,450	375,000	7,391	812,648
Executive Vice President, Chief Science and Technology Officer	2017	342,308	51,750	9,652	5,900	347,244
(1)	Based on reaching revenue targets, satisfying individual objectives, and, in 2017, reaching an operating income (loss) target and discretionary grants.
(2)	Determined in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation—Stock Compensation.
(3)	Comprised of employer matching payments to 401(k) contributions and, in 2017, a car allowance.

Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation

In accordance with rules of the SEC, we are asking stockholders for an advisory vote – known as a “say-on-frequency” vote – on how frequently they would like to cast an advisory “say-on-pay” vote on the compensation of our named executive officers. The board of directors recommends an annual advisory “say-on-pay” vote. SEC rules require that we submit a “say-on-frequency” vote to stockholders every six years

Contents
Questions and Answers about the Annual Meeting
Q:	When and where will the Annual Meeting be held?
A:
This year the Annual Meeting of Stockholders of Chembio Diagnostics, Inc., which we refer to as the Annual Meeting, will be held at 555 Wireless Boulevard, Hauppauge, New York beginning at 10 a.m., Eastern time, on Tuesday, June 18, 2019.

Q:	What materials have been prepared for stockholders in connection with the Annual Meeting?
A:	We are furnishing you and other stockholders of record with the following proxy materials:
•
our 2018 Annual Report to Stockholders, which we refer to as the 2018 Annual Report and which includes our Annual Report on Form 10‑K for the fiscal year ended December 31, 2018 (including our audited consolidated financial statements for 2017 and 2018);

•
this Proxy Statement for the 2019 Annual Meeting, which we refer to as this Proxy Statement and which also includes a letter from our Chief Executive Officer and President to stockholders and a Notice of 2019 Annual Meeting of Stockholders; and

•	if you were a stockholder of record as of 5:00 p.m., Eastern time, on April 26, 2019, a proxy card which includes a control number for use in submitting proxies.
•
if you were a beneficial owner of shares held in street name as of 5:00 p.m., Eastern time, on April 26, 2019, a Notice of Internet Availability of Proxy Materials, which includes a control number for use in submitting proxies.

These materials were first mailed to stockholders, and made available on the Internet to beneficial owners of shares held in street name, on or about May 3, 2019.
If you are a beneficial owner of shares held in street name and, in accordance with the instructions provided in the Notice of Internet Availability, you request a printed set of proxy materials, you will receive by mail, at no charge, printed copies of the 2018 Annual Report, this Proxy Statement, a proxy card for the Annual Meeting and a pre-addressed envelope to be used to return the completed proxy card. If you are a beneficial owner of shares held in street name and, in accordance with the instructions provided in the Notice of Internet Availability, you request that a set of proxy materials be emailed to you, you will receive by email, at no charge, electronic copies of the 2018 Annual Report and this Proxy Statement.
Q:	Why was I mailed a Notice of Internet Availability rather than a printed set of proxy materials?
A:
In accordance with rules adopted by the SEC, we are furnishing the proxy materials to beneficial owners of shares held in street name by providing access via the Internet, instead of mailing printed copies. This process expedites the delivery of proxy materials to our beneficial owners of shares held in street name, lowers our costs and reduces the environmental impact of the Annual Meeting. The Notice of Internet Availability tells beneficial owners of shares held in street name how to access and review the proxy materials on the Internet and how to vote on the Internet. It also provides instructions beneficial owners of shares held in street name may follow to request paper or emailed copies of the proxy materials.

Q:	Are the proxy materials available via the Internet?
A:
You can access and review the proxy materials for the Annual Meeting at www.chembio.com/investors/proxy. In order to submit your proxies, however, you will need to refer to the proxy card or, if you are a beneficial owner of shares held in street name, the Notice of Internet Availability sent to you with this Proxy Statement to obtain your control number and other personal information needed to vote by proxy or in person.

Contents
Q:	What is a proxy?
A:
The term “proxy,” when used with respect to stockholder, refers to either a person or persons legally authorized to act on the stockholder’s behalf or a format that allows the stockholder to vote without being physically present at the Annual Meeting.

Because it is important that as many stockholders as possible be represented at the Annual Meeting, the board of directors is asking that you review this Proxy Statement carefully and then vote by following the instructions set forth on the proxy card or, if you are a beneficial owner of shares held in street name, the Notice of Internet Availability. In voting prior to the Annual Meeting, you will deliver your proxy to the Proxy Committee, which means you will authorize the Proxy Committee to vote your shares at the Annual Meeting in the way you instruct. The Proxy Committee consists of John J. Sperzel III and Neil A. Goldman. All shares represented by valid proxies will be voted in accordance with the stockholder’s specific instructions.
Q:	What matters will the stockholders vote on at the Annual Meeting?
A:	Proposal	Election of the following five director nominees:
		•	Katherine L. Davis	•	Gail S. Page	•	Mary Lake Polan
		•	John G. Potthoff	•	John J. Sperzel III
Proposal	Approval of 2019 Omnibus Incentive Plan
Proposal	Ratification of appointment of our independent auditor for 2019
Proposal	Approval, as an advisory vote, of 2018 executive compensation as disclosed in this Proxy Statement
Proposal	Approval, as an advisory vote, of the frequency of future advisory votes on executive compensation
Q:	Who can vote at the Annual Meeting?
A:
Stockholders of record of common stock at 5 p.m., Eastern time, on April 26, 2019, the record date, will be entitled to vote at the Annual Meeting. As of the record date, there were outstanding a total of 17,166,459 shares of common stock, each of which will be entitled to one vote on each proposal. As a result, up to a total of 17,166,459 votes can be cast on each proposal.

Q:	What is a stockholder of record?
A:	A stockholder of record is a stockholder whose ownership of common stock is reflected directly on the books and records of our transfer agent, Broadridge Corporate Issuer Solutions, Inc.
Q:	What does it mean for a broker or other nominee to hold shares in “street name”?
A:
If you beneficially own shares held in an account with a broker, bank or similar organization, that organization is the stockholder of record and is considered to hold those shares in “street name.” An organization that holds your beneficially owned shares in street name will vote in accordance with the instructions you provide. If you do not provide the organization with specific voting instructions with respect to a proposal, the organization’s authority to vote your shares will, under the rules of the Nasdaq Global Market or Nasdaq, depend upon whether the proposal is considered a “routine” or a non-routine matter.

•
The organization generally may vote your beneficially owned shares on routine items for which you have not provided voting instructions to the organization. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of our independent auditor for 2019 (Proposal 3).

Contents
•
The organization generally may not vote on non-routine matters, including Proposals 1, 2, 4 and 5. Instead, it will inform the inspector of election that it does not have the authority to vote on those matters. This is referred to as a “broker non-vote.”

For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that are voted on any of the four proposals to be acted upon by the stockholders, including abstentions or proxies containing broker non-votes.
Q:	How do I vote my shares if I do not attend the Annual Meeting?
A:	If you are a stockholder of record, you may vote prior to the Annual Meeting as follows:
•	Via the Internet:	You may vote via the Internet by going to www.aalvote.com/CEMI, in accordance with the voting instructions on the proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 17, 2019. You will be given the opportunity to confirm that your instructions have been recorded properly.
•	By Telephone:	You may vote by calling +1 (866) 804-9616 and following the instructions provided on the telephone line. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 17, 2019. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been recorded properly.
•	By Mail:	If you obtain a proxy card by mail, you may vote by returning the completed and signed proxy card in a postage-paid return envelope that will be provided with the proxy card.
If you hold shares in street name, you may vote by following the voting instructions provided by your bank, broker or other nominee. In general, you may vote prior to the Annual Meeting as follows:
•	Via the Internet:	You may vote via the Internet by going to www.ProxyVote.com, in accordance with the voting instructions on the Notice of Internet Availability. Internet voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 17, 2019. You will be given the opportunity to confirm that your instructions have been recorded properly.

•	By Mail:	You can vote by mail by requesting a paper copy of the proxy materials, which will include a voting instruction form.
For your information, voting via the Internet is the least expensive for us, followed by telephone voting, with voting by mail being the most expensive.
Q:	Can I vote at the Annual Meeting?
A:
If you are a stockholder of record, you may vote in person at the Annual Meeting, whether or not you previously voted. If your shares are held in street name, you must obtain a written proxy, executed in your favor, from the stockholder of record to be able to vote at the Annual Meeting.

Q:	May I change my vote or revoke my proxy?
A:	If you are a stockholder of record and previously delivered a proxy, you may subsequently change or revoke your proxy at any time before it is exercised by:
•	voting via the Internet or telephone at a later time;
•	submitting a completed and signed proxy card with a later date; or
•	voting at the Annual Meeting.
If you are a beneficial owner of shares held in street name, you should contact your bank, broker or other nominee for instructions as to whether, and how, you can change or revoke your proxy.

Contents
Q:	What happens if I do not give specific voting instructions?
A:
If you are a stockholder of record and you return a proxy card without giving specific voting instructions, the Proxy Committee will vote your shares in the manner recommended by the board on all five proposals presented in this Proxy Statement and as the Proxy Committee may determine in its discretion on any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and do not provide specific voting instructions to the broker, bank or other organization that is the stockholder of record of your shares, the organization generally may vote on routine, but not non-routine, matters. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of our independent auditor for 2019 (Proposal 3). If the organization does not receive instructions from you on how to vote your shares on one or more of Proposals 1, 2, 4 and 5, your shares will be subject to a broker non-vote and no vote will be cast on those matters. See “Q. What does it mean for a broker or other nominee to hold shares in ‘street name’?” above.”
Q:	What if other matters are presented at the Annual Meeting?
A:
If a stockholder of record provides a proxy by voting in any manner described in this Proxy Statement, the Proxy Committee will have the discretion to vote on any matters, other than the five proposals presented in this Proxy Statement, that are properly presented for consideration at the Annual Meeting. We do not know of any other matters to be presented for consideration at the Annual Meeting.

Contents
Vote Required for Election or Approval
Our only voting securities are the outstanding shares of common stock. As of the record date, which is 5 p.m., Eastern time, on April 26, 2019, there were outstanding 17,166,459 shares of common stock, each of which will be entitled to one vote on each proposal. Based on the number of votes for each share common stock, up to a total of 17,166,459 votes can be cast on each proposal.
Only stockholders of record as of the record date will be entitled to notice of, and to vote at, the Annual Meeting. A majority of the issued and outstanding shares of common stock entitled to vote, represented either in person or by proxy, constitutes a quorum at the Annual Meeting. For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that are voted on any matter to be acted upon by the stockholders, as well as abstentions or any proxies containing broker non-votes.
Election of Directors

The affirmative vote of a plurality of votes cast by shares entitled to vote and present in person or represented by proxy at the Annual Meeting at which a quorum is present is required to elect each director. Votes to “abstain” will not be counted for the purpose of determining whether a director is elected. Similarly, broker non‑votes will not have any effect on the outcome of the election of directors, since broker non-votes are not counted as “votes cast.”

Approval of 2019 Omnibus Incentive Plan

Our 2019 Omnibus Incentive Plan must be affirmatively approved by a majority of the votes entitled to be cast and present in person or represented by proxy at the Annual Meeting. Abstentions will count as votes against this proposal because shares with respect to which a stockholder abstains will be deemed present and entitled to vote. Broker non-votes will have no effect on the outcome of this proposal because broker non-votes are not counted as “votes cast.”

Ratification of Appointment of Independent Auditor for 2019

The ratification of BDO USA, LLP as our independent auditor for the year ending December 31, 2019 must be approved by affirmative votes constituting a majority of the votes entitled to be voted and present in person or represented by proxy at the Annual Meeting. Abstentions will count as votes against this proposal, because shares with respect to which the stockholder abstains will be deemed present and entitled to vote. Because this proposal is considered a routine matter, discretionary votes by brokers will be counted.

Approval of 2018 Executive Compensation on an Advisory Basis

The advisory “say-on-pay” vote to approve our 2018 executive compensation must be approved by affirmative votes constituting a majority of the votes entitled to be cast and present in person or represented by proxy at the Annual Meeting. Abstentions will count as votes against this proposal, because shares with respect to which the stockholder abstains will be deemed present and entitled to vote. Broker non-votes will have no effect on the outcome of this proposal, because broker non-votes are not counted as “votes cast.”

Approval of Frequency of Future Advisory “Say-on-Pay” Votes on an Advisory Basis

The advisory “say-on-frequency” vote on the frequency of future advisory “say-in-pay” votes on executive compensation must be approved by affirmative votes constituting a majority of the votes entitled to be voted and present in person or represented by proxy at the Annual Meeting. As a result, any votes not cast, whether by abstention, broker non-votes or otherwise, will not affect the outcome of this proposal, except to the extent that the failure to vote for a particular frequency period may result in another frequency period receiving a larger proportion of the votes cast.

Contents
Proposal	— Election of Directors
At the Annual Meeting, stockholders will elect the entire board of directors to serve for the ensuing year and until their successors are elected and qualified. The board has designated as nominees for election the five persons named below, each of whom currently serves as a director.
Shares of common stock that are voted as recommended by the board will be voted in favor of the election as directors of the nominees named below. If any nominee becomes unavailable for any reason or if a vacancy should occur before the election, which we do not anticipate, the shares represented by a duly completed proxy may be voted in favor of such other person as may be determined by the Proxy Committee.
Director Qualifications
The board of directors has determined that, as a whole, it must have the right mix of characteristics, skills and diversity to provide effective oversight of our company. In selecting directors, the board seeks to achieve a mix of directors that enhances the diversity of background, skills and experience on the board, including with respect to age, gender, international background, ethnicity and specialized experience. Directors should have relevant expertise and experience and be able to offer advice and guidance to our chief executive officer based on that expertise and experience. Also, a majority of directors should be independent under applicable Nasdaq listing standards, board and committee guidelines, and applicable laws and regulations. Each director is also expected to have:
•	a high standard of personal and professional ethics, integrity and values;
•	the training, experience and ability to make and oversee policy in business, government and/or education sectors;
•	the willingness and ability to keep an open mind when considering matters affecting our interests and the interests of its constituents;
•	the willingness and ability to devote the required time and effort to effectively fulfill the duties and responsibilities related to board and committee membership;
•	the willingness and ability to serve on the board for multiple terms, if nominated and elected, to enable development of a deeper understanding of our business affairs;
•	the willingness not to engage in activities or interests that may create a conflict of interest with a director’s responsibilities and duties to us and our constituents; and
•	the willingness to act in the best interests of our company and our constituents, and objectively assess board, committee and management performance.
Identifying and Evaluating Nominees for Directors
When the board of directors or its nominating and corporate governance committee identifies a need to add a new director with specific qualifications or to fill a vacancy on the board, the chair of the nominating and corporate governance committee will initiate a search, seeking input from other directors and senior management, review any candidates that the nominating and corporate governance committee has previously identified, and, if necessary, hire a search firm. The nominating and corporate governance committee then will identify the initial list of candidates who satisfy the specific criteria and otherwise qualify for membership on the board. Based on a satisfactory outcome of those interviews, the nominating and corporate governance committee will make its recommendation on the candidate to the board.

Contents
Information Concerning Nominees for Election as Directors
The information appearing in the following table sets forth, for each nominee for election as a director:
•	the nominee’s professional experience for at least the past five years;
•	the year in which the nominee first became one of our directors;
•	each standing committee of the board of directors on which the nominee currently serves;
•	the nominee’s age as of the record date for the Annual Meeting;
•	the relevant skills the nominee possesses that qualify him or her for nomination to the board; and
•	directorships held by each nominee presently and at any time during the past five years at any public company or registered investment company.
Katherine L. Davis
Chembio Board Service: • Tenure: 12 years • Chair of the Board • Committees: ○ Audit ○ Nominating and Corporate Governance Age: 62
INDEPENDENT

Professional Experience
•	Chair of the Board since March 2014, and a director since 2007
•	Owner of Davis Design Group LLC, a provider of analytical and visual tools for public policy design, since 2007
•	Chief Executive Officer of Global Access Point, a start-up company with products for data transport, data processing, and data storage network and hub facilities, from 2005 to 2006
•	Lieutenant Governor of the State of Indiana from 2003 to 2005
•	Controller of the City of Indianapolis from 2000 to 2003
•	Financial Advisor to the Mayor of Indianapolis since January 2016
Gail S. Page
Chembio Board Service • Tenure: 2 years • Committees: ○ Audit ○ Compensation (Chair) ○ Nominating and Corporate Governance Age: 63
INDEPENDENT

Professional Experience
•	Director since July 2017
•	Venture Partner at Turret Capital Management, L.P., an international healthcare-focused investment manage-ment fund, since September 2018
•	Managing Partner and founder of Vineyard Investment Advisors, LLC, a firm assisting with new product and services development, from 2014 to November 2018
•	Co-founder and director of Consortia Health Holdings LLC, a rehabilitation services provider focused on pelvic disorders, from 2013 to June 2018
•	President, Chief Executive Officer and director of Vermillion, Inc., a developer and manufacturer of novel diagnostic blood tests, from 2006 to 2012
•	Executive Vice President and Chief Operating Officer of Luminex Corporation, a developer of testing solutions for life science applications, from 2000 to 2003
•	Senior Vice President of Roche Biomedical Laboratories, Inc. / Laboratory Corporation of America, a healthcare diagnostic company, from 1988 to 2000

Education
•	Masters in Business Administration degree from Harvard Business School
•	Bachelor of Science degree in mechanical engineering from the Massachusetts Institute of Technology
Education
•	Bachelor of Science degree in Medical Technology from the University of Florida
•	Completed executive management program at the Kellogg School in Chicago

Relevant Skills
•	Leadership
•	Governance
•	Policy / Government
Relevant Skills
•	Industry
•	Leadership
•	Finance

Contents
Mary Lake Polan
Chembio Board Service: • Tenure: 7 months • Committees: ○ Compensation ○ Nominating and Corporate Governance (Chair) Age: 75
INDEPENDENT

John G. Potthoff
Chembio Board Service • Tenure: 10 months • Committees: ○ Audit (Chair) ○ Compensation Age: 51
INDEPENDENT

Professional Experience
•	Director since August 2018
•	Clinical Professor in the Department of Clinical Obstetrics, Gynecology and Reproductive Sciences at Yale University School of Medicine since 2014
•	Adjunct Professor in Obstetrics and Gynecology department at Columbia University School of Medicine from 2007 to 2014
•	Visiting Professor in Obstetrics and Gynecology department at Columbia University School of Medicine from 2005 to 2007
•	Chair of Department of Obstetrics and Gynecology at Stanford University School of Medicine from 1990 to 2005
•	Chair of Scientific Advisory Board in Women’s Health for the Procter and Gamble Company since 1997
•	Managing Director of Golden Seeds, an angel investing group investing in women-led companies, since 2007
•	Author of more than 130 books, articles and chapters in her areas of research

Professional Experience
•	Director since May 2018
•	Chief Executive Officer, co-founder and director of Elligo Health Research, a clinical research company, since March 2016
•
President and Chief Executive Officer of Theorem Clinical Research Inc., a global contract research organization providing comprehensive clinical services, from 2011 until its acquisition by Chiltern International in September 2015

•	Chief Operating Officer of INC Research Holdings, Inc. from its acquisition of Tanistry, Inc. in 2001 until its acquisition by private equity investors in 2010
•	Chief Executive Officer and founder of Tanistry, Inc., a contract research organization focused on the central nervous system, from 2000 to 2001

Education
•	Master of Public Health (Maternal and Child Health Program) degree from the University of California, Berkeley
•	Medical Doctor degree from Yale University School of Medicine
•	Doctor of Philosophy degree in Molecular Biophysics and Biochemistry from Yale University School of Medicine
•	Bachelor of Arts degree from Connecticut College
Education
•	Bachelor of Arts degree in Psychology from the University of Texas-Austin
•	Master of Arts degree in Psychology from the University of Texas-Austin
•	Doctor of Philosophy degree in Psychology from the University of Texas-Austin

Relevant Skills
•	Industry
•	Leadership
•	Governance
Relevant Skills
•	Finance
•	Industry
•	Leadership

Other Public Company Board Service
•	Motif Bio plc (AIM/NASDAQ:MTFB), a clinical-stage biopharmaceutical company specializing in developing novel antibiotics, since 2004
•	Quidel Corporation (NASDAQ:QDEL), a developer of point-of-care diagnostic solutions, since 1993

Contents
John J. Sperzel III
Chembio Board Service: • Tenure: 5 years Age: 55

Professional Experience
•	Chief Executive Officer, President and Director since March 2014
•	Chief Executive Officer and President of International Technidyne Corporation, a developer of point-of-care cardiovascular diagnostic testing solutions, from 2011 to 2013
•	President of Axis-Shield Diagnostics Ltd. (subsequently acquired by Abbott Laboratories), a developer of point-of-care immunoassay testing solutions, from 2004 to 2011
•	Vice President of Worldwide Marketing and Business Development of Bayer Diagnostics (subsequently acquired by Siemens), a developer of point-of-care diagnostic testing solutions, from 2000 to 2004.
•	Vice President of Instrumentation Laboratory, a developer of laboratory hemostasis and critical care diagnostic testing solutions, from 1997 to 2000
•	Vice President and numerous commercial roles at Boehringer Mannheim Corp. (subsequently acquired by Roche), a developer of point-of care diagnostic testing solutions, from 1987 to 1997.

Education
•	Bachelor of Science degree in Business Administration/Management from Plymouth State College

Relevant Skills
•	Industry
•	Leadership
•	Innovation

The board of directors recommends a vote
FOR
each of the five nominees for election as directors.

Contents
Proposal	— Approval of 2019 Omnibus Incentive Plan
Background
On April 29, 2019, the board of directors approved, subject to stockholder approval, the Chembio Diagnostics, Inc. 2019 Omnibus Incentive Plan, or the 2019 Plan. If the 2019 Plan is approved by our stockholders, it will authorize the issuance of up to 2,400,000 shares of common stock. The 2019 Plan will supersede and replace our 2014 Stock Incentive Plan, or the Prior Plan, and no new awards will be granted under the Prior Plan. Any awards outstanding under the Prior Plan on the date of stockholder approval of the 2019 Plan will remain subject to and be paid under the Prior Plan, and any shares subject to outstanding awards under the Prior Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2019 Plan.
The board recommends that stockholders approve the 2019 Plan. The purposes of the 2019 Plan are to enhance our ability to attract and retain highly qualified officers, non-employee directors, key employees and consultants, and to motivate those service providers to serve Chembio and to expend maximum effort to improve our business results and earnings of the company, by providing to those service providers an opportunity to acquire or increase a direct proprietary interest in our operations and future success. The 2019 Plan also will allow us to promote greater ownership in our company by the service providers in order to align the service providers’ interests more closely with the interests of our stockholders. Stockholder approval of the 2019 Plan will also enable us to grant awards under the 2019 Plan that are designed to qualify for special tax treatment under Section 422 of the Internal Revenue Code of 1986, or the Code.
As described under “Executive Compensation—Outstanding Equity Awards at 2018 Fiscal Year-End,” on November 11, 2018, the compensation committee, based in part on advice from its independent compensation consultant, approved the grant to John Sperzel, our Chief Executive Officer and President, of a restricted stock award for 375,000 shares of common stock that would be subject to time vesting in full on November 11, 2022. Because fewer than 375,000 shares of common stock were then available under the Prior Plan, this proposed grant to Mr. Sperzel was made subject to stockholders’ approval of an increase in the shares reserved under the Prior Plan or of a new equity incentive plan under which the restricted shares could be issued. If the 2019 Plan is approved at the Annual Meeting, the restricted shares will be granted to Mr. Sperzel from the shares that will become available under the 2019 Plan, without further action by the compensation committee or the board of directors.
Key Features
The following features of the 2019 Plan will protect the interests of our stockholders:
•	Limitation on terms of stock options and stock appreciation rights. The maximum term of each stock option and stock appreciation right, or SAR, is ten years.
•
No repricing or grant of discounted stock options. The 2019 Plan does not permit the repricing of options or SARs either by amending an existing award or by substituting a new award at a lower price. The 2019 Plan prohibits the granting of stock options or SARs with an exercise price less than the fair market value of the common stock on the date of grant.

•
No liberal share recycling. Shares used to pay the exercise price or withholding taxes related to an outstanding award and unissued shares resulting from the net settlement of outstanding options and SARs do not become available for issuance as future awards under the plan.

•
Minimum vesting requirements. The 2019 Plan includes minimum vesting requirements. Equity-based awards generally cannot vest earlier than one year after grant. Certain limited exceptions are permitted.

Contents
•	No single-trigger acceleration. Under the 2019 Plan we do not automatically accelerate vesting of awards in connection with a change in control on the company.
•	Dividends. We do not pay dividends or dividend equivalents on stock options, SARs or other unearned awards, whether time- or performance-vesting.
Summary of the 2019 Plan
The principal features of the 2019 Plan are summarized below. The following summary of the 2019 Plan does not purport to be a complete description of all of the provisions of the 2019 Plan. It is qualified in its entirety by reference to the complete text of the 2019 Plan, which is attached to this Proxy Statement as Annex A.
Eligibility
Awards may be granted under the 2019 Plan to officers, employees and consultants of our company and our subsidiaries and to our non-employee directors. Incentive stock options may be granted only to employees of our company or one of our subsidiaries. As of April 26, 2019, approximately 250 individuals were eligible to receive awards under the 2019 Plan, including 5 executive officers and 4 non-employee directors.
Administration
The 2019 Plan will be administered by the compensation committee of the board of directors. The compensation committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards. The compensation committee may delegate its authority to the extent permitted by applicable law.
Number of Authorized Shares
A total of 2,400,000 shares of common stock are authorized for issuance under the 2019 Plan, which represents 13.4% of the fully diluted common shares outstanding as of April 26, 2019. In addition, as of the date of stockholder approval of the 2019 Plan, any awards then outstanding under the Prior Plan will remain subject to and be paid under the Prior Plan and any shares then subject to outstanding awards under the Prior Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2019 Plan. Up to 2,400,000 shares may be granted under the 2019 Plan as incentive stock options under Section 422 of the Code. The shares of common stock issuable under the 2019 Plan will consist of authorized and unissued shares, treasury shares, and shares purchased on the open market or otherwise.
If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the 2019 Plan and thereafter are forfeited to us, the shares subject to such awards and the forfeited shares will again be available for grant under the 2019 Plan. In addition, the following items will not count against the aggregate number of shares of common stock available for grant under the 2019 Plan:
•	the payment in cash of dividends or dividend equivalents under any outstanding award;
•	any award that is settled in cash rather than by issuance of shares of common stock; and
•	any awards granted in assumption of or in substitution for awards previously granted by an acquired company.
Shares tendered or withheld to pay the option exercise price or tax withholding for any award (including restricted stock and restricted stock units) will continue to count against the aggregate number of shares of common stock available for grant under the 2019 Plan. In addition, the total number of shares covering stock-settled SARs or net-settled options will be counted against the pool of available shares, not just the net shares issued upon exercise. Any shares of common stock repurchased by us with cash proceeds from the exercise of options will not be added back to the pool of shares available for grant under the 2019 Plan.

Contents
Adjustments
If certain changes in the common stock occur by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in stock, or other increase or decrease in the common stock without our receipt of consideration, or if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by us, we will equitably adjust the number and kind of securities for which stock options and other stock-based awards may be made under the 2019 Plan. In addition, if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by us, we will equitably adjust the number and kind of securities subject to any outstanding awards and the exercise price of any outstanding stock options or SARs.
Types of Awards
The 2019 Plan permits the granting of any or all of the following types of awards:
•
Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The compensation committee may grant either incentive stock options, which must comply with Section 422 of the Code, or nonqualified stock options. The compensation committee sets exercise prices and terms, except that stock options must be granted with an exercise price not less than 100% of the fair market value of the common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless the compensation committee determines otherwise, fair market value means, as of a given date, the closing price of the common stock. (The fair market value of a share of common stock as of April 26, 2019, the record date, was $7.43.) At the time of grant, the compensation committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed ten years) and other conditions on exercise.

•
Stock Appreciation Rights. The compensation committee may grant SARs as a right in tandem with the number of shares underlying stock options granted under the 2019 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the compensation committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed ten years, and the term of a tandem SAR cannot exceed the term of the related stock option.

•
Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. The compensation committee may grant awards of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units, which represent the right to receive shares of the common stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the compensation committee’s discretion. The restrictions may be based on continuous service with the company or the attainment of specified performance goals, as determined by the compensation committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the compensation committee. The compensation committee may also grant other types of equity or equity-based awards subject to the terms of the 2019 Plan and any other terms and conditions determined by the compensation committee.

•
Performance Awards. The compensation committee may condition the grant, exercise, vesting, or settlement of any award on such performance conditions as it may specify. We refer to these awards as “performance awards.” The compensation committee may select such business criteria or other performance measures as it may deem appropriate in establishing any performance conditions.

Contents
Minimum Vesting Requirements
Equity-based awards granted under the 2019 Plan will have a one-year minimum vesting requirement. This requirement does not apply to (1) substitute awards resulting from acquisitions, (2) shares delivered in lieu of fully vested cash awards, or (3) awards to non-employee directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders (but not sooner than 50 weeks after the grant date). Also, the compensation committee may grant equity-based awards without regard to the minimum vesting requirement with respect to a maximum of five percent of the available share reserve authorized for issuance under the 2019 Plan. In addition, the minimum vesting requirement does not apply to the compensation committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change in control, in the terms of the award or otherwise.
No Repricing
Without stockholder approval, the compensation committee is not authorized to:
•
lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the 2019 Plan, such as stock splits;

•	take any other action that is treated as a repricing under generally accepted accounting principles or
•
cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, restricted stock units or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

Clawback
All cash and equity awards granted under the 2019 Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with the terms of any company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time.
Transferability
Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.
Change in Control
In the event of a change in control of the Company, the compensation committee may accelerate the time period relating to the exercise of any award.  In addition, the compensation committee may take other action, including (a) providing for the purchase of any award for an amount of cash or other property that could have been received upon the exercise of such award had the award been currently exercisable, (b) adjusting the terms of the award in a manner determined by the compensation committee to reflect the change in control, or (c) causing an award to be assumed, or new rights substituted therefor, by another entity with appropriate adjustments to be made regarding the number and kind of shares and exercise prices of the award. “Change in control” is defined under the 2019 Plan and requires consummation of the applicable transaction.

Contents
Term, Termination and Amendment of the 2019 Plan
Unless earlier terminated by the board of directors, the 2019 Plan will terminate, and no further awards may be granted, ten years after the date on which it is approved by stockholders. The board may amend, suspend or terminate the 2019 Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension or termination of the 2019 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.
New Plan Benefits
A new plan benefits table for the 2019 Plan and the benefits or amounts that would have been received by or allocated to participants under the 2019 Plan for the year ended December 31, 2018 if the 2019 Plan were then in effect, as described in the federal proxy rules, are not provided, because, except as noted below, all awards made under the 2019 Plan will be made at the compensation committee’s discretion, subject to the terms of the 2019 Plan. Therefore, the benefits and amounts that will be received or allocated under the 2019 Plan generally are not determinable at this time. The equity grant program for our non-employee directors is described under “Director Compensation” in this Proxy Statement.
On November 11, 2018, the compensation committee, based in part on advice from its independent compensation consultant, approved the grant to John Sperzel, our Chief Executive Officer and President, of a restricted stock award for 375,000 shares of common stock that would be subject to time vesting in full on November 11, 2022. Because fewer than 375,000 shares of common stock were then available under the Prior Plan at that time, this proposed grant is to be made under the 2019 Plan, without further action by the compensation committee or the board of director, if the 2019 Plan is approved at the Annual Meeting. See “Proposal 2—Approval of 2019 Omnibus Incentive Plan—Background”.
Federal Income Tax Information
The following is a brief summary of the U.S. federal income tax consequences of the 2019 Plan generally applicable to us and to participants in the 2019 Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations, and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.
Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of the common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.
Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (one year in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

Contents
With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.
Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.
Restricted Stock Awards, Restricted Stock Units, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.
Other Stock or Cash-Based Awards. The U.S. federal income tax consequences of other stock or cash-based awards will depend upon the specific terms of each award.
Tax Consequences to Us. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to limitations imposed under the Code.
Section 409A. We intend that awards granted under the 2019 Plan comply with, or otherwise be exempt from, Section 409A of the Code, but make no representation or warranty to that effect.
Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2019 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the 2019 Plan until all tax withholding obligations are satisfied.

The board of directors recommends a vote
FOR
the approval of the 2019 Plan.

Contents
Proposal	— Ratification of Appointment of Independent Auditor for 2019
The audit committee annually evaluates the performance of our independent auditor, BDO USA, LLP, or BDO, including the senior audit engagement team, and determines whether to reengage the current independent auditor or consider other audit firms. Factors considered by the audit committee in deciding whether to retain include:
•	BDO’s global capabilities;
•	BDO’s technical expertise and knowledge of the Company’s global operations and industry;
•	BDO’s independence;
•	BDO’s objectivity and professional skepticism;
•	the appropriateness of BDO’s fees, BDO’s tenure as independent auditor, including the benefits of a longer tenure, and the controls and processes in place that help ensure BDO’s independence.
BDO has served as our independent auditor since 2011. The benefits of a longer tenure are:
•	Enhanced audit quality – BDO’s institutional knowledge of the Company’s global business, accounting policies and practices, and internal control over financial reporting enhance audit quality.
•	Competitive fees – Because of BDO’s familiarity with us, audit and other fees are competitive with peer companies.
•	Avoid costs associated with new auditor – Bringing on a new independent auditor would be costly and require a significant time commitment, which could lead to management distractions.
Based on the above evaluation, the audit committee has approved the retention of BDO as our independent auditor to examine and report on our consolidated financial statements and the effectiveness of our internal control over financial reporting for the fiscal year ending December 31, 2019. Even if the proposal is approved, the audit committee may, in its discretion, appoint a different independent registered public accounting firm to serve as independent auditor at any time during the year.
Representatives of BDO will be present at the Annual Meeting. The BDO representatives will have the opportunity to make a statement if they desire to do so, and we expect that they will be available to respond to appropriate questions.
The board of directors recommends a vote
FOR
the ratification of the appointment of BDO as our independent auditor for 2019.

Contents
Proposal	— Advisory Vote on 2018 Executive Compensation
Our stockholders have the opportunity at the Annual Meeting to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers in 2018 as disclosed in this Proxy Statement.
Our compensation program is intended to provide appropriate and balanced incentives toward achieving our annual and long-term strategic objectives and to create an alignment of interests between our executives and stockholders. This approach is intended to motivate our existing executives and to attract new executives with the skills and attributes that we need. Please refer to “Executive Compensation” for an overview of the compensation of our named executive officers.
We are asking for stockholder approval of the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules, which disclosures include the disclosures in the compensation tables and narrative disclosures included under “Executive Compensation.” This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement.
Accordingly, stockholders are being asked to vote on the following resolution:
Resolved:
That the stockholders approve the compensation paid to the “named executive officers” of Chembio Diagnostics, Inc. with respect to the fiscal year ended December 31, 2018, as disclosed, pursuant to Item 402 of Regulation S-K promulgated by the Securities and Exchange Commission, in the Proxy Statement for the 2019 Annual Meeting of Stockholders, including the compensation tables and narrative discussion set forth under “Executive Compensation” therein.

This vote is advisory and not binding on the board of directors or the compensation committee. The board and the compensation committee value the opinions of our stockholders, however, and to the extent there is any significant vote against the named executive officer compensation disclosed in this Proxy Statement, we will consider our stockholders concerns and the compensation committee will evaluate whether any actions are necessary or appropriate to address those concerns.
The board of directors recommends a vote
FOR
the approval of the compensation paid to our named executive officers with respect to 2018, as disclosed in the compensation tables and narrative discussion set forth under
“Executive Compensation” and elsewhere in this Proxy Statement.

Contents
Proposal	— Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation
In accordance with Section 14A of the Securities Exchange Act, we are requesting our stockholders vote, on a non-binding, advisory basis, on how frequently they would like to cast an advisory vote on the compensation of our named executive officers. By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation annually, every two years or every three years.
We currently present an advisory vote on executive compensation each year, and the board of directors believes that continuing to conduct an advisory “say on pay” vote annually is the most appropriate for us. This frequency will continue to enable stockholders to annually express their views on our executive compensation program in a timely manner, based on the most recent information presented in our proxy statements. An annual advisory vote on executive compensation helps ensure ongoing stockholder communication with the compensation committee and the board of directors on executive compensation and corporate governance matters. Further, the annual advisory vote on executive compensation is consistent with our practice of electing all directors annually and providing stockholders the opportunity to ratify the audit committee’s selection of independent auditors annually.
Accordingly, the stockholders are being asked to vote on the following resolution:
Resolved:
That the stockholders wish Chembio Diagnostics, Inc. to present an advisory vote on the compensation of named executive officers pursuant to Section 14A of the Securities Exchange Act on an annual basis.

This vote is advisory and not binding on the board or the compensation committee. The board and the compensation committee value the opinions of our stockholders, however, and will carefully consider the outcome of the advisory vote when making future decisions regarding the frequency of advisory votes on executive compensation.
The board of directors recommends a vote for the approval of an
ANNUAL
advisory vote on the compensation of named executive officers pursuant to Section 14A of the Securities Exchange Act.

Contents
Corporate Governance
Board of Directors Overview
Under our Bylaws and the Nevada Revised Statutes, our business and affairs are managed by or under the direction of the board of directors, which selectively delegates responsibilities to its standing committees.
We expect nominees for election at each annual meeting of stockholders to participate in the Annual Meeting. The board generally expects to hold four regular meetings per year and to meet on other occasions when circumstances require. Directors spend additional time preparing for board and committee meetings, and we may call upon directors for advice between meetings. We encourage our directors to attend director education programs.
The board maintains an audit committee, a compensation committee, and a nominating and corporate governance committee. The board has adopted charters for each of the committees, and those charters are to be reviewed annually by the committees and the board. Our website provides access to:
•	the audit committee charter at:
chembiodiagnosticsinc.gcs-web.com/static-files/9834f839-d259-45c5-8b25-f6fce52b724a;
•	the compensation committee charter at:
chembiodiagnosticsinc.gcs-web.com/static-files/bd718df4-ee68-4a84-affa-c24f79ceec81; and
•	the nominating and corporate governance committee charter at:
chembiodiagnosticsinc.gcs-web.com/static-files/264bc05a-d241-4fc8-88d6-9aded84378fb.
The committees have the functions and responsibilities described in the sections below.
Independence of Directors
The board of directors must consist of a majority of independent directors under the requirements of Nasdaq.
Under Nasdaq rules, independent directors must comprise a majority of a listed company’s board within twelve months from the date of listing. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent within twelve months from the date of listing. Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Securities Exchange Act, and compensation committee members must also satisfy additional independence criteria, including those set forth in Rule 10C-1 of the Securities Exchange Act. Under Nasdaq rules, a director will qualify as an “independent director” only if, in the opinion of that company’s board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Securities Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board or any other board committee: (a) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (b) be an affiliated person of the listed company or any of its subsidiaries.
In order to be considered independent for purposes of Rule 10C-1 under the Securities Exchange Act, each member of the compensation committee must be a member of the board of the listed company and must otherwise be independent. In determining independence requirements for members of compensation committees, the national securities exchanges and national securities associations are to consider relevant factors, including: (a) the source of compensation of a member of the board of a listed company, including any consulting, advisory or other compensatory fee paid by the listed company to such member; and (b) whether a member of the board of a listed company is affiliated with the listed company, a subsidiary of the listed company or an affiliate of a subsidiary of the listed company.

Contents
The board annually reviews the independence of all non-employee directors. The board determined that each of Katherine L. Davis, Gail S. Page, John G. Potthoff and Mary Lake Polan qualify as independent directors in accordance with the rules of Nasdaq and Rules 10C-1 and 10A-3 under the Securities Exchange Act. The independent members of the board hold separate regularly scheduled executive session meetings at which only independent directors are present.
Code of Business Conduct and Ethics
We have a Code of Business Conduct and Ethics, or the Conduct Code, applicable to all directors, officers and employees of Chembio and its subsidiaries. We have posted the Conduct Code on our website at www.chembiodiagnosticsinc.gcs-web.com/static-files/bca4f259-b35e-4280-a17f-2509fb6ff007. We will post any amendments to the Conduct Code on our website. In accordance with the requirements of the SEC and Nasdaq, we will also post waivers applicable to any of our officers or directors from provisions of the Conduct Code on our website. We have not granted any such waivers to date.
We have implemented whistleblower procedures, which establish format protocols for receiving and handling complaints from employees. Any concerns regarding accounting or auditing matters reported under these procedures are to be communicated to the audit committee or our Chief Executive Officer and President.
Board Oversight of Risk
The board of directors has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable the board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.
The audit committee reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit committee includes the Chief Financial Officer reporting directly to the audit committee at least quarterly to provide an update on management’s efforts to manage risk.
Matters of significant strategic risk, including cybersecurity risks, are considered by the board as a whole.
Board Diversity
The board of directors recognizes the importance of diversity in business experience, education, and professional skills in selecting nominees for director. It has not, however, adopted a formal policy concerning the consideration of diversity.
Board Leadership Structure
The board of directors recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as we continue to grow. The board has determined that separating the positions of Chief Executive Officer and Chair of the Board is the best structure to fit Chembio’s current needs. This structure is preferable because it provides a greater role for the independent directors in the oversight of Chembio and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the board. We do not, however, have a policy on whether the offices of Chair of the Board and Chief Executive Officer should be separate. While the board has concluded that our current leadership structure is appropriate at this time, it will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Contents
Audit Committee
The principal responsibilities of the audit committee are:
•	appointing, approving the compensation of, and assessing the independence of our independent auditor;
•	approving all audit and non-audit services of the independent auditor;
•	evaluating our independent auditor’s qualifications, performance and independence;
•	reviewing our financial statements and financial disclosure;
•	conducting periodic assessments of our accounting practices and policies;
•	furnishing the audit committee report required by SEC rules;
•	reviewing and approving of all related-party transactions;
•	setting hiring policies for the hiring of employees and former employees or our independent auditor and ensuring that those policies comply with all applicable regulations;
•	developing and monitoring compliance with a code of ethics for senior financial officers and a code of conduct for all Chembio employees, officers and directors;
•	establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters;
•	establishing procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;
•	overseeing the work of our independent auditor, including resolution of disagreements between management and the independent auditor; and
•	reviewing and discussing our annual and quarterly financial statements and related disclosures with management and the independent auditor.
Our independent auditor is ultimately accountable to the audit committee. The audit committee has the ultimate authority and responsibility to select, evaluate, approve terms of retention and compensation of, and, where appropriate, replace the independent auditor.
The current members of the audit committee are John G. Potthoff, who serves as chair, Katherine L. Davis and Gail S. Page. All three members are standing for re-election at the Annual Meeting. The board has determined that each of the audit committee members is financially literate and is a “non-employee director” as defined in Rule 16b‑3 promulgated under the Securities Exchange Act. The board also determined that each of Dr. Potthoff, Ms. Davis and Ms. Page is independent, as defined in the listing standards of Nasdaq, and is an “outside director” as that term is defined in Code Section 162(m). The board has also determined that each of Dr. Potthoff, Ms. Davis and Ms. Page is an audit committee financial expert in accordance with the standards of the SEC.
During 2018, the audit committee met privately with representatives of BDO USA, LLP, our independent auditor, on four occasions, met privately with our management on four occasions, and held four executive sessions with only non-employee directors in attendance. Each of the then-serving members participated in all of the meetings of the audit committee during 2018.

Contents
Nominating and Corporate Governance Committee
The principal responsibilities of the nominating and corporate governance committee are:
•	reviewing, approving and recommending director candidates to the board of directors;
•
preparing proxy statement disclosure for the process used to identify and evaluate nominees for the board of directors, including an explanation of the director nomination process and shareholder communications to the board;

•	periodically reviewing appropriateness of board size and restrictions on board service;
•	recommending to the board standards regarding our definition of independence as it relates to directors;
•	establishing, coordinating and reviewing with the Chair of the Board the criteria and method for evaluating the effectiveness of the board;
•	developing and recommending to the board procedures for selection of the Chair of the Board and for board review of and for communications of such review to, the Chair of the Board;
•	monitoring the process and scope of director access to management and employees and communications between directors and management and employees;
•	coordinating the board's oversight of our internal control over financial reporting, including disclosure controls;
•	developing board meeting procedures;
•	recommending to the board the number, type, functions, structure and independence of committees;
•	annually recommending to the board membership on board committees and advising board and committees with regard to the selection of chairs of committees;
•
determining criteria and procedures for selection of committee members and chairs and establishing and coordinating with the applicable committee chair criteria and method for evaluating the effectiveness of the committees;

•	periodically reviewing and revisions of the director orientation program and monitoring, planning and supporting director continuing education activities;
•	developing, reviewing and recommending corporate governance policies and monitoring compliance with such policies; and
•	providing minutes of committee meetings to the board and reporting significant matters arising from committees’ work.
The current members of the nominating and corporate governance committee are Mary Lake Polan, who serves as chair, Katherine L. Davis and Gail S. Page. All three members are standing for re-election at the Annual Meeting. The board has determined that each of Dr. Polan, Ms. Davis and Ms. Page is independent, as defined in the listing standards of Nasdaq.
The nominating and corporate governance committee has the sole authority to retain, oversee and terminate any consulting or search firm to be used to identify director candidates or assist in evaluating director compensation and to approve any such firm’s fees and retention terms. The nominating and corporate governance committee held two meetings in 2018. During 2018 the nominating and corporate governance committee held two executive sessions with only non-employee directors in attendance. Each of the then-serving members participated in all of the meetings of the nominating and corporate governance committee during 2018.
There have been no changes in the past year to the procedures by which stockholders may recommend nominees for director to the board. For a stockholder recommendation for a director to be considered for nomination by the board at the next annual meeting of stockholders, the recommendations must be made by a stockholder of record entitled to vote. Stockholder nominations must be made by notice in writing, delivered or mailed by first-class U.S. mail, postage prepaid, to our Secretary at our principal business address, not less than 60 days nor more than 90 days prior to any meeting of the stockholders at which directors are to be elected. Each notice of nomination of directors by a stockholder shall set forth the nominee’s name, age, business address, if known, residence address of each nominee proposed in that notice, the principal occupation or employment of each nominee for the five years preceding the date of the notice, the number of shares of common stock beneficially owned by each nominee, and any arrangement, affiliation, association, agreement or other relationship of the nominee with any Chembio stockholder.

Contents
Compensation Committee
The principal responsibilities of the compensation committee are to assist the board of directors in fulfilling its responsibilities relating to:
•	developing an executive compensation philosophy and establishing and annually reviewing and approving executive compensation programs and policies;
•
reviewing and approving corporate goals and objectives for chief executive officer compensation, evaluating chief executive officer performance based on those goals, and setting chief executive officer compensation;

•	reviewing chief executive officer recommendations with respect to, and approving annual compensation for, other executive officers;
•	establishing and administering annual and long-term incentive compensation plans for key executives;
•	recommending to the board for approval incentive compensation plans and equity-based plans;
•	reviewing and approving all special executive employment, compensation and retirement arrangements;
•	recommending to the board changes to executive compensation policies and programs;
•	recommending to the board all Internal Revenue Service tax-qualified retirement plans;
•	recommending the board all nonqualified benefit plans and periodically reviewing such plans;
•	reviewing management’s recommendations for other nonexecutive corporate incentive plans;
•	provide minutes of committee meetings to the board and reporting any significant matters arising from the committee’s work;
•	preparing the report on executive compensation required by SEC rules;
•	determining procedures for selection of the chief executive officer and other senior management;
•	determining procedures for board review of the chief executive officer and other senior management;
•	developing guidelines for, and monitoring compliance with, long-range succession planning;
•	developing and maintaining, in consultation with the Chair of the Board and the chief executive officer, a short-term succession plan for unexpected situations affecting the senior management; and
•	monitoring procedures relating to executive development.
The current members of the compensation committee are Gail S. Page, Mary Lake Polan and John G. Potthoff. All three members are standing for re-election at the Annual Meeting. The board has determined that each of Ms. Page, Dr. Polan and Dr. Potthoff is independent, as defined in the listing standards of Nasdaq, is a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act and is an “outside director” as that term is defined in Code Section 162(m).
The compensation committee has the sole authority to retain, oversee and terminate any compensation consultant to be used to assist in the evaluation of executive compensation and to approve the consultant’s fees and retention terms. The compensation committee held two meetings in 2018. During 2018 the compensation committee held two executive sessions with only non-employee directors in attendance. Each of the then-serving members participated in both of the meetings of the nominating and corporate governance committee during 2018.

Contents
Compensation Committee Interlocks and Insider Participation
During 2018 none of the members of the compensation committee was an officer or employee of our company or our subsidiaries and none of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the board or compensation committee.

Contents
Certain Relationships and Related-Person Transactions
The Board of Directors reviews all transactions involving us in which any of our directors, director nominees, significant stockholders and executive officers and their immediate family members are participants to determine whether such person has a direct or indirect material interest in the transaction. All directors, director nominees and executive officers must notify us of any proposed transaction involving us in which such person has a direct or indirect material interest. Such proposed transaction is then reviewed by either the Board as a whole or the Audit Committee, which determines whether to approve the transaction. After such review, the reviewing body approves the transaction only if it determines that the transaction is in, or not inconsistent with, the best interests of the Company and its stockholders.

Contents
Beneficial Ownership of Common Stock
The following table sets forth the number of outstanding shares of common stock beneficially owned, and the percentage of the class beneficially owned, as of April 26, 2019, by:
•	each person known to us to be the beneficial owner of more than five percent of the then-outstanding shares of common stock;
•	each named executive officer included in “Executive Compensation—Summary Compensation Table,” each current director and each nominee for election as a director; and
•	all of our executive officers, directors and director nominees as a group.
The number of shares of common stock beneficially owned by each person is determined under the rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire by June 25, 2019 (sixty days after April 26, 2019) through the exercise or conversion of a security or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such power with a family member, with respect to the shares set forth in the following table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares for any other purpose. As of April 26, 2019, there were 17,166,459 shares of common stock outstanding. Shares not outstanding, but deemed beneficially owned by virtue of the right of a person to acquire those shares, are treated as outstanding only for purposes of determining the number and percent of shares co common stock owned by such person or group.
Unless otherwise noted below, the address of each person listed in the table is in care of Chembio Diagnostics, Inc., 555 Wireless Boulevard, Hauppauge, New York 11788.

Contents
	Common Stock Beneficially Owned
Beneficial Owner	Shares	%
Named Executive Officers, Directors and Director Nominees
John J. Sperzel III(1)	353,446	2.0%
Javan Esfandiari(2)	147,353	*
Neil A. Goldman(3)	87,569	*
Katherine L. Davis(4)	112,943	*
John G. Potthoff(5)	37,147	*
Gail S. Page(6)	26,522	*
Mary Lake Polan(7)	17,147	*
All executive officers and directors as a group (9 persons)(8)	886,577	4.9%
5% Stockholders
Wellington Management Group LLP(9) 280 Congress Street Boston, MA 02210	1,506,290	8.8%
Norman H. Pessin(10) c/o Levy, Harkins & Co., Inc. 366 Madison Avenue, 14th Floor New York, NY 10017	1,498,659	8.7%
*	Less than 1%.
(1)	Consist of (a) 98,446 restricted shares, one-third of which will vest on October 8 of 2019, 2020 and 2021, and (b) options to acquire 255,000 shares that are exercisable by June 25, 2019.
(2)	Include (a) 38,860 restricted shares, one-third of which will vest on October 8 of 2019, 2020 and 2021, and (b) options to acquire 20,000 shares that are exercisable by June 25, 2019.
(3)	Include (a) 31,088 restricted shares, one-third of which will vest on October 8 of 2019, 2020 and 2021, and (b) options to acquire 41,666 shares that are exercisable by June 25, 2019.
(4)	Include (a) 7,772 restricted shares, one-third of which will vest on October 8 of 2019, 2020 and 2021, and (b) options to acquire 46,875 shares that are exercisable by June 25, 2019.
(5)	Include (a) 7,772 restricted shares that will vest on October 8, 2019, and (b) options to acquire 9,375 shares that are exercisable by June 25, 2019.
(6)	Consist of (a) 7,772 restricted shares that will vest on October 8, 2019, and (b) options to acquire 18,750 shares that are exercisable by June 25, 2019.
(7)	Consist of (a) 7,772 restricted shares that will vest on October 8, 2019, and (b) options to acquire 9,375 shares that are exercisable by June 25, 2019.
(8)
Include, in addition to the restricted shares and options in Notes 1 through 7, (a) 20,725 restricted shares, one-third of which will vest on October 8, 2019, 2020, and 2021 and (b) options to acquire 48,000 shares that are exercisable by June 25, 2019.

(9)	The information is based on amended Schedule 13Gs filed on February 12, 2019.
(a)
An amended Schedule 13G filed jointly by Wellington Management Group LLP, Wellington Group Holdings LLP and Wellington Investment Advisors Holdings LLP, and a Schedule 13G filed by Wellington Trust Company NA, as investment adviser, reported holdings of 801,835 shares. These shares are owned of record by clients of the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP. The shares are owned of record by clients of Wellington Trust Company NA.

(b)	An amended Schedule 13G filed by Wellington Trust Company, National Association Multiple Common Trust Funds Trust, Micro Cap Equity Portfolio reported holdings of 704,455 shares.
(10)	This information is based on information provided on behalf of Norman Pessin by Brian Pessin, the son of Norman Pessin. The shares include 131,072 shares held by Brian Pessin.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act requires our executive officers and directors and any persons owning ten percent or more of the common stock to file reports with the SEC to report their beneficial ownership of and transactions in our securities and to furnish us with copies of the reports.
Based solely upon a review of the Section 16(a) reports furnished to us, along with written representations from our executive officers and directors, we believe that all required reports were timely filed during 2018.

Contents
Director Compensation
Our director compensation program is intended to enhance our ability to attract, retain and motivate non-employee directors of exceptional ability and to promote the common interest of directors and stockholders in enhancing the value of the common stock. The board of directors reviews director compensation at least annually based on recommendations by the nominating and governance committee. The nominating and governance committee has the sole authority to engage a consulting firm to evaluate director compensation.
Under our current non-employee director compensation program, each qualifying non-employee director is eligible to receive compensation for board and committee service consisting of annual cash retainers, per meeting fees, and equity awards. Directors also may be paid for serving on ad hoc committees of the board. In 2018, our qualifying non-employee directors received the following annual cash retainers and meeting fees for their service on the board:
NON-EMPLOYEE DIRECTOR ANNUAL RETAINERS AND MEETING FEES
Position	Annual Cash Retainer	Per Meeting Fee
Chair of the Board	$50,000	$1,000 in person / $500 telephonic
All Independent Directors	$25,000	$1,000 in person / $500 telephonic
Audit Committee Chair	$2,500	$750
Other Audit Committee Members	—	$500
Compensation Committee Chair	—	$750
Other Compensation Committee Members	—	$500
Nominating and Governance Committee Chair	—	$750
Other Nominating and Governance Committee Members	—	$500
On the date of the annual meeting of stockholders at which a director is initially elected and every fifth year thereafter at which the director is re-elected, the director receives stock options to acquire 46,875 shares of common stock, with an exercise price equal to the market price on the date of the grant. Twenty percent (9,375 shares) of the 46,875 shares become exercisable on the date of the original grant, and an additional twenty percent become exercisable on the date of each of the four succeeding anniversaries of the date of grant if the director is still a director on that date.
In addition, on October 8, 2018 each non-employee director received 7,772 restricted shares of common stock that will vest in full on October 8, 2019. The amount of each such grant of restricted shares of $75,000, based on a fair market value of $9.65 per share of common stock on October 8, 2018.
The following table shows the total compensation for non-employee directors during 2018. John J. Sperzel III, our sole executive officer who served as a member of the board during 2018, did not receive any additional compensation for his service as a director.
2018 NON-EMPLOYEE DIRECTOR COMPENSATION TABLE
Director	Fees Earned or Paid in Cash($)(1)	Option Awards($)	Total($)(2)
Katherine L. Davis(2)	$75,000	$—	$150,000
Gail S. Page(2)	25,000	—	90,000
Mary Lake Polan(2)(3)(4)	10,417	197,165.63	622,135.72
John G. Potthoff(2)(3)(5)	12,500	155,053.13	469,531.25
Peter Kissinger(6)	12,500	—	12,500
Gary Meller(7)	—	—	—
(1)	Consist of annual retainer and meeting fees, as described above under “Non-Employee Director Annual Retainer and Meeting Fees.”
(2)
On October 8, 2018 each non-employee director received 7,772 restricted shares of common stock that will vest in full on October 8, 2019. The amount of each such grant of restricted shares of $75,000, based on a fair market value of $9.65 per share of common stock on October 8, 2018. The fair value of options at the date of grant was estimated using the Black-Scholes option pricing model.

(3)
On the date of the annual meeting of stockholders at which a director is initially elected and every fifth year thereafter at which the director is re-elected, the director receives stock options to acquire 46,875 shares of common stock, with an exercise price equal to the market price on the date of the grant. Twenty percent (9,375 shares) of the 46,875 shares become exercisable on the date of the original grant, and an additional twenty percent become exercisable on the date of each of the four succeeding anniversaries of the date of grant if the director is still a director on that date. The fair value of options at the date of grant was estimated using the Black-Scholes option pricing model.

(4)	Commenced serving as a director in August 2018.
(5)	Commenced serving as a director in May 2018.
(6)	Resigned from the board in May 2018.
(7)	Resigned from the board in February 2018.

Contents
Executive Officers
The following table sets forth information, as of April 26, 2019, about our executive officers. Each executive officer serves at the discretion of the board of directors.
EXECUTIVE OFFICERS
Name	Age		Positions and Business Experience
John J. Sperzel III	55	Please see “Proposal 1. Election of Directors—Information Concerning Nominees for Election as Directors” at page 13.
Neil A. Goldman	51	Professional Experience
		•	Executive Vice President and Chief Financial Officer since December 2017
		•	Executive Vice President-Corporate Development and Chief Financial Officer at J.S. Held LLC, a construction consulting firm, from May 2015 to May 2017
		•	Global Finance Director for the Delphi Data Connectivity division of Delphi Corp. (now Aptiv plc), an automotive supplier, from October 2014 to April 2015
•
Executive Vice President-Corporate Development and Chief Financial Officer from 2013 to September 2014, Senior Vice President-Chief Operating and Financial Officer from 2006 to 2013, and Chief Financial Officer from 2005 to 2006 at Unwired Technology LLC, a tier-1 global automotive electronics manufacturer and distributor

		•	Chief Financial Officer at EPPCO Enterprises, Inc., a mechanics tools manufacturer, from 2003 to 2005
		•	Senior Manager at Ernst & Young LLP and its successor Cap Gemini Ernst & Young LLC, from 1989 to 2002
		•	Certified Public Accountant
Education
		•	Bachelor of Science degree in Business-Accountancy from Miami University (Ohio)
Javan Esfandiari	52	Professional Experience
		•	Executive Vice President and Chief Scientific and Technology Officer since 2004 and Director of Research and Development, from 2000 to 2004
		•	Co-founder and Director of Research and Development of Sinovus Biotech AB, a developer of lateral flow technology, from 1997 to 2000
		•	Director of Research and Development with On-Site Biotech/National Veterinary Institute, a government agency for veterinary medicine, from 1993 to 1997
Education
		•	Master of Science degree in Molecular Biology from Lund University, Sweden
		•	Bachelor of Science degree in Clinical Chemistry from Lund University, Sweden
David Gyorke	59	Professional Experience
		•	Senior Vice President, Chief Operations Officer since January 2017
		•	Vice President of Operations at Nanomix, Inc., a developer of analytical detection devices for point-of-care diagnostics, from 2011 to 2016
		•	Vice President of Operations at NeoVista, Inc., a developer of medical technologies, from 2008 to 2011
		•	Vice President of Operations at Farallon Medical, Inc., a developer of point-of-care diagnostic and drug monitoring technologies, from 2004 to 2008
		•	Vice President of Operations at Cholestech Corporation, a developer of point-of-care diagnostic systems, from 1999 to 2003
Education
		•	Bachelor of Engineering (Industrial) degree from California Polytechnic State University

Contents
Robert Passas	66	Professional Experience
		•	Senior Vice President, Chief Commercial Officer since October 2016
		•	Director and the Group Commercial Director for Worldwide Sales, Marketing, and Technical and Customer Support at The Binding Site Group Ltd, a supplier of clinical diagnostic tools, from 2011 to 2016
		•	Senior Director-International at Quidel Corporation, a manufacturer of diagnostic healthcare products, from 2010 to 2011
•
Executive Vice President for Global Sales and Marketing, from 2007 to 2010 and Vice President of Sales and Marketing, from 2006 to 2007 at Trinity Biotech plc, a developer, manufacturer and marketer of diagnostic test kits

		•	Regional Director at Abbott Diabetes Care, a manufacturer of blood glucose monitors and meters, from 2003 to 2006
Education
		•	Doctor of Philosophy degree in Analytical Chemistry from the University of Surrey
		•	Bachelor of Science degree in Medical Biochemistry from the University of Surrey

There are no family relationships among our directors and executive officers.

Contents
Executive Compensation
Summary Compensation Table
The following table provides information concerning the compensation paid for 2018 and 2017 to our “named executive officers,” who consist of our Chief Executive Officer and President and our next two most highly compensated executive officers during 2018:
SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus($)(1)	Equity Awards ($)(2)	All Other Compensation($)(3)	Total($)
John J. Sperzel III	2018	$416,847	$89,250	$950,000	—	$1,430,597
Chief Executive Officer and President	2017	415,137	63,750	62,998	—	541,885
Neil A. Goldman	2018	294,231	$50,400	300,000	$2,769	597,000
Executive Vice President, Chief Financial Officer	2017	5,769	—	423,882	—	224,638
Javan Esfandiari	2018	357,807	$72,450	375,000	7,391	791,948
Executive Vice President, Chief Science and Technology Officer	2017	342,308	51,750	9,652	5,900	347,244
(1)	Bonuses earned in 2018 and 2017 were based in part on reaching certain objectives, which included revenue dollar levels and operating profit levels. Additional amounts earned were discretionary.
(2)
The estimated fair value of any option or common stock granted was determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation. In addition to the awards included in the table, the compensation committee conditionally granted to Mr. Sperzel on November 11, 2018 restricted stock units for 375,000 shares of common stock, subject to the approval of a new equity incentive plan by the stockholders. If Proposal 2 is approved, these additional restricted stock units will be granted to Mr. Sperzel immediately after the Annual Meeting.

(3)	Other compensation includes, where applicable, an employer match to 401(k) contributions and car allowances.
Narrative Explanation of the Summary Compensation Table
The compensation paid to our named executive officers consists of the following components:
•	base salary;
•	performance-based cash bonuses;
•	long-term incentive compensation in the form of restricted stock units and stock options; and
•	benefits consisting principally of housing subsidies and health and welfare plan contributions.
Annual base salaries of our named executive officers in 2018 were as follows: John J. Sperzel III, $416,847; Neil A. Goldman, $294,231; and Javan Esfandiari, $357,807. Annual base salaries of our named executive officers in 2017 were as follows: John J. Sperzel III, $415,137; Neil A. Goldman, $5,769; and Javan Esfandiari, $342,308. The compensation committee awards cash bonuses contingent upon both Chembio’s performance and individual employee performance. Cash bonuses, if earned, are paid in the first quarter of each fiscal year, for the prior year’s performance. The compensation committee may decide to pay cash incentive bonuses to compensate executive officers for the achievement of specific business objectives, profitability, and individual performance and objectives established by the compensation committee.
The compensation committee believes that equity-based compensation encourages employees to commit to the Chembio’s long-term goals. This ensures that our NEOs have a stake in the long-term creation of stockholder value. A significant portion of the awards is performance-based, meaning the NEOs’ ability to vest in that portion of awards is contingent upon Chembio achieving a minimum level of net earnings.
Although we do not have a written policy regarding the timing or practices related to granting equity awards, neither Chembio nor the compensation committee engages in spring-loading, back-dating or bullet-dodging practices. At any time that the compensation committee determines to grant stock options, those options are granted at the closing market price on the date of grant.

Contents
Grants of Plan-Based Awards
We have established an annual incentive bonus plan, or the bonus plan, intended to enhance stockholder value by aligning our performance with the variable-based compensation of our executive officers. The bonus plan is based on a calendar year and renews automatically on January 1 of each year until terminated. The compensation committee administers the bonus plan and has all authority and discretion necessary to control the operation of the bonus plan.
Participants are eligible to receive incentive bonuses based on their individual performance, the performance of our company, the performance of the operating group in which they work, or other performance metrics established by the compensation committee with respect to a calendar year. In order to be eligible for a bonus for a calendar year, an individual must be identified by the compensation committee as a participant under the bonus plan for such year and must continue to be employed as of December 31 of that year and as of the payment date of the bonus. A participant hired after commencement of a plan year is eligible for a pro-rated bonus, based on the date of hire.
Award determinations, if any, for performance for a calendar year are determined as follows:
•
Our company performance is determined by the compensation committee based on our ability to meet or exceed goals as set forth by the compensation committee, which may include factors such as sales revenue, operating income (loss), earnings before income tax, depreciation and amortization or EBITDA, adjusted EBITDA (as defined by the compensation committee), product development, regulatory milestones, strategic alliances, licensing and partnering transactions, and financings.

•
Operating group performance is determined by the compensation committee based on an operating group’s ability to meet or exceed goals as set forth by the compensation committee, which may include factors identified with respect to company performance to the extent they pertain to the operating group, as well as any other factors identified by us, which may include factors reviewed with and recommended to the compensation committee by the Chief Executive Officer.

•
Individual performance of participants other than the Chief Executive Officer are reviewed with and recommended to the compensation committee by the Chief Executive Officer. The individual performance of each participant, including the Chief Executive Officer, is determined by the compensation committee based on the individual participant’s satisfactory completion of individual performance goals.

The amount of a participant’s bonus for a calendar year is based on an incentive percentage of the participant’s annual base pay as of December 31 of that year. The incentive percentage for each year is to be determined by the compensation committee at the beginning of the year, unless otherwise provided in the participant’s employment contract. The incentive percentage for a participant may then be adjusted, in the sole discretion of the compensation committee, based on the performance of our company and operating group, or the individual participant over the course of the year to arrive at a final performance percentage. The allocation of the final performance percentage is to be determined by the compensation committee, and communicated to each employee, at the beginning of the year. Unless otherwise provided in a participant’s employment contract, only achievement of 100% of all company, operating group and participant’s performance targets will accrue 100% of the participant’s allocated percentage.
During the fiscal year ended December 31, 2018, we took important steps to transition our company for its next phase of growth. In light of numerous changes and developments during the year, many of which could not be foreseen as of the beginning of the year, in March 2019 the compensation committee awarded discretionary bonuses, rather than awards based on previously established performance targets, to our named executive officers as follows: John J. Sperzel III, $89,250; Neil A. Goldman, $50,400; Javan Esfandiari, $72,450.

Contents
Outstanding Equity Awards at December 31, 2018
The following table sets forth information regarding each unexercised option held by each of our named executive officers as of December 31, 2018:
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2018
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price($)	Option Expiration Date	Number of Shares that have not Vested(#)	Market Value of Shares that have not Vested($)
John J. Sperzel III	200,000	50,000	$3.4163	3/21/21	98,446(1)	950,000
	5,000	—	5.25	3/15/22	—	—
	—	20,000	5.3666	3/31/24	—	—
Neil A. Goldman	41,666	83,334	7.04	12/18/24	31,088(2)	300,000
Javan Esfandiari	40,000	20,000	5.64	3/11/21	38,860(2)	375,000
	5,000	—	5.25	3/15/22	—	—
(1)
One-third of the 98,446 shares of common stock will vest on October 8 of each of 2019, 2020 and 2021. Mr. Sperzel will receive a restricted stock award for 375,000 shares of common stock that would be subject to time vesting in full on November 11, 2022 if the 2019 Plan is approved at the Annual Meeting. See “Proposal 2—Approval of 2019 Omnibus Incentive Plan—Background”.

(2)	One-third of the shares of common stock will vest on October 8 of each of 2019, 2020 and 2021.
For information regarding the vesting acceleration provisions applicable to the options held by our named executive officers, please see “—Severance Benefits” and “—Change in Control Benefits” below.
Employment Agreements
Effective as of March 13, 2017, we entered into an employment agreement with John J. Sperzel III to serve as Chief Executive Officer for a term of three years. If Mr. Sperzel's employment is terminated by reason of disability or for “cause,” as defined in his employment agreement, all compensation, including his base salary, his right to receive a performance bonus, and the vesting of any unvested equity awards, will cease as of his termination date and he will receive no severance benefits. If we terminate Mr. Sperzel's employment without cause or Mr. Sperzel terminates his employment for a reasonable basis, as defined in his employment agreement (which includes involuntary termination within a six-month period upon a defined change of control of Chembio), or if we and Mr. Sperzel do not enter into a new employment agreement prior to expiration of his initial employment agreement, then we will be required to pay Mr. Sperzel his base salary and our monthly share of health insurance premiums for a period of twelve months as severance, and all of his unvested equity awards will vest immediately. Mr. Sperzel’s employment agreement also contains provisions prohibiting him from (i) soliciting our employees for a period of two years following his termination, (ii) soliciting our customers, agents and other sources of distribution for a period of one year following his termination, and (iii) except where termination is involuntary upon a defined change in control, engaging or participating in any business that directly competes with our business activities in any market in which we are in business or plan to do business during the period in which he is entitled to severance, or for a period of six months if he is not entitled to severance payments under his employment agreement.
Effective as of December 18, 2017 and as amended on January 21, 2019, we entered into an employment agreement with Neil A. Goldman to serve as our Chief Financial Officer and Executive Vice President. In the event Mr. Goldman's employment is terminated by reason of disability or for “cause,” as defined in Mr. Goldman’s employment agreement, or due to Mr. Goldman's resignation or voluntary termination, all compensation, including his base salary, his right to receive a performance bonus, and benefits, and the vesting of any unvested equity awards, will cease as of his termination date, and Mr. Goldman will receive no severance benefits. If we terminate Mr. Goldman's employment without cause or Mr. Goldman terminates his employment for a reasonable basis, as defined in his employment agreement (which includes involuntary termination within a six-month period upon a “Change of Control”), then we will be required to pay Mr. Goldman his base salary and our monthly share of health insurance premiums for a period of twelve months as severance, and all of his unvested equity awards will vest immediately. The Mr. Goldman’s employment agreement also contains provisions prohibiting Mr. Goldman from (i) soliciting our employees for a period of twenty-four months following his termination, (ii) soliciting our customers, agents, or other sources of distribution of our business for a period of twelve months following his termination, and (iii) except where termination is involuntary upon a “Change in Control”, for a period of twelve months following termination of Mr. Goldman’s employment agreement (or for a period of six months after termination if Mr. Goldman is not entitled to severance under his employment agreement), engaging or participating in any business that directly competes with our business activities in any market in which we are in business or plan to do business. Mr. Goldman’s employment agreement continues in effect through December 31, 2019, provided that commencing on January 1, 2020 and each January 1 thereafter, the term shall be automatically extended for one additional year.

Contents
Effective as of March 5, 2016 and as amended on March 20, 2019, we entered into an employment agreement with Javan Esfandiari to continue as our Chief Scientific & Technology Officer and Executive Vice President for an additional term through December 31, 2021. In the event Mr. Esfandiari's employment is terminated by reason of disability or for “cause,” as defined in Mr. Esfandiari’s employment agreement, or due to Mr. Esfandiari's resignation or voluntary termination, all compensation, including his base salary, his right to receive a performance bonus, and benefits, and the vesting of any unvested equity awards, will cease as of his termination date, and Mr. Esfandiari will receive no severance benefits.   If Mr. Esfandiari’s employment agreement is terminated by us without cause, or if Mr. Esfandiari terminates his employment agreement for a reasonable basis, as defined in his employment agreement, including within 12 months of a change in control, we will be required to pay his base salary and our monthly share of health insurance premiums for a period of twelve months as severance, and all of his unvested equity awards will vest immediately. Mr. Esfandiari’s employment agreement also contains provisions prohibiting Mr. Esfandiari from (i) soliciting our employees for a period of 24 months following his termination, (ii) soliciting our customers, agents, or other sources of distribution of our business for a period of twelve months following his termination, and (iii) except where termination is involuntary upon a “Change in Control”, for a period of twelve months following his termination, engaging or participating in any business that directly competes with our business activities in any market in which we are in business or plan to do business.
None of our other executive officers has an employment contract with us.
Payments Upon Termination or Change in Control
For a description of cash payments and accelerated vesting of stock awards to which our named executive officers may be entitled in the event of termination of the named executive officer’s employment or a change in control, see “—Employment Agreements” above.
Section 162(m) Considerations
Code Section 162(m) limits the deductibility of compensation in excess of $1 million paid to any one named executive officer in any calendar year. Under the tax rules in effect before 2018, compensation that qualified as “performance-based” under Section 162(m) was deductible without regard to this $1 million limit. In 2018 and prior years, the board of directors and the compensation committee designed awards that were intended to qualify for this performance-based compensation exception. However, the Tax Cuts and Jobs Act, which was signed into law December 22, 2017, eliminated this performance-based compensation exception effective January 1, 2018, subject to a special rule that “grandfathers” certain awards and arrangements that were in effect on or before November 2, 2017. As a result, compensation that the compensation committee structured in 2018 and prior years with the intent of qualifying as performance-based compensation under Section 162(m) that is paid on or after January 1, 2018 may not be fully deductible, depending on the application of the special grandfather rules. Moreover, from and after January 1, 2018, compensation awarded in excess of $1 million to our named executive officers generally will not be deductible. While the Tax Cuts and Jobs Act will limit the deductibility of compensation paid to the named executive officers, the compensation committee will design compensation programs that are intended to be in the best long-term interests of our company and stockholders, with deductibility of compensation being one of a variety of considerations taken into account. The compensation committee believes that all compensation paid to our named executive officers for fiscal year 2018 is properly deductible under Section 162(m), but no assurance can be made in this regard.

Contents
Equity Compensation Plan Information
The following table provides information as of December 31, 2018 with respect to shares of common stock that may be issued under equity plans and standalone option grants:
COMMON STOCK ISSUABLE UNDER EQUITY PLANS
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders(1)	711,268	$5.62	21,061
Equity compensation plans not approved by stockholders	—	—	—
Totals	711,268		21,061
(1)
“Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights” consists of 99,132 shares under the 2008 Stock Incentive Plan, 390,968 shares under the 2014 Stock Incentive Plan, and 206,868 shares issued outside of those plans, and options to purchase 15,000 shares that have since been cancelled or expired. The 2008 Stock Incentive Plan was increased by 125,000 shares at the Annual Stockholder meeting held on September 23, 2011. “Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans” represents zero shares under the 2008 Stock Incentive Plan and 21,061 under the 2014 Stock Incentive Plan.

Contents
Accounting Matters
Principal Independent Auditor Fees
The following table sets forth the aggregate fees billed to us by BDO for professional services rendered for the years ended December 31, 2018 and 2017:
	2018	2017
Audit Fees(1)	$548,863	$428,289
Audit-related Fees(2)	87,780	—
Tax Fees(3)	21,000	21,000
Total Fees	$657,643	$449,289
(1)
Includes services relating to the audit of the annual consolidated financial statements, review of quarterly consolidated financial statements, statutory audits, comfort letters, and consents and review of documentation filed with SEC-registered and other securities offerings.

(2)	Includes services related to assistance with general accounting matters, work performed on acquisitions and divestitures, employee benefit plan audits and assistance with statutory audit matters.
(3)	Includes services for tax compliance, tax advice and tax planning.
Audit Committee Pre-Approval Policies and Procedures
The audit committee approves in advance all audit and non-audit services performed by the independent registered public accounting firm. There are no other specific policies or procedures relating to the pre-approval of services performed by the independent registered public accounting firm.
Report of Audit Committee
The Audit Committee of the Board of Directors consists entirely of members who meet the independence requirements of Nasdaq and the rules and regulations of the SEC, as determined by the Board of Directors. The Audit Committee is responsible for providing independent, objective oversight of the financial reporting processes and internal controls of Chembio Diagnostics, Inc., or Chembio. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the current charter is available on Chembio’s website at chembiodiagnosticsinc.gcs-web.com/static-files/9834f839-d259-45c5-8b25-f6fce52b724a.
Management is responsible for Chembio’s system of internal control and financial reporting processes, for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles and for the annual report on Chembio’s internal control over financial reporting. The independent auditor is responsible for performing an independent audit of Chembio s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or PCAOB, and for issuing a report on the financial statements and the effectiveness of Chembio’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes. Audit Committee members do not serve as professional accountants or auditors for Chembio, and their functions are not intended to duplicate or certify the activities of Chembio’s management or independent auditor.
Consistent with its monitoring and oversight responsibilities, the Audit Committee met with management and BDO USA, LLP, or BDO, the independent auditor of Chembio, to review and discuss the December 31, 2018 audited consolidated financial statements. Management represented that Chembio had prepared the consolidated financial statements in accordance with U.S. generally accepted accounting principles. The Audit Committee discussed with BDO the matters required by the PCAOB in accordance with Auditing Standard No. 1301, “Communications with Audit Committees.”
The Audit Committee received from BDO the written communication that is required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee discussed with BDO that firm’s independence. The Audit Committee also considered whether BDO’s provision of non-audit services and the audit and non-audit fees paid to BDO were compatible with maintaining that firm’s independence. On the basis of these reviews, the Audit Committee determined that BDO has the requisite independence.

Contents
Management completed the documentation, testing and evaluation of Chembio’s system of internal control over financial reporting as of December 31, 2018 as required by Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee received periodic updates from management and BDO at Audit Committee meetings throughout the year and provided oversight of the process. Prior to filing Chembio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018,or the Form 10-K, with the SEC, the Audit Committee also reviewed management’s report on the effectiveness of Chembio’s internal control over financial reporting contained in the Form 10-K, as well as the Report of Independent Registered Public Accounting Firm provided by BDO and also included in the Form 10‑K. BDO’s report included in the Form 10-K related to its audit of Chembio’s consolidated financial statements and the effectiveness of Chembio’s internal control over financial reporting.
Based upon the Audit Committee’s discussions with management and BDO and the Audit Committee’s review of the information provided by, and the representations of, management and BDO, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements as of and for the year ended December 31, 2018 be included in Chembio’s Annual Report on Form 10-K for the year ended December 31, 2018. The Audit Committee selected BDO as Chembio’s independent auditor for the fiscal year ending December 31, 2019, and recommended that the selection be submitted for ratification by the stockholders of Chembio.
Audit Committee
John G. Potthoff, Chair
Gail S. Page
Katherine L. Davis

Contents
Stockholder Proposals for 2020 Annual Meeting
In order for stockholder proposals for the 2020 Annual Meeting of Stockholders to be eligible for inclusion in the proxy statement and form of proxy card for that meeting, we must receive the proposals at our corporate headquarters, 555 Wireless Boulevard, Hauppauge, New York 11788, directed to the attention of our Corporate Secretary, no later than January 4, 2020. In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act, which sets forth the requirements for the inclusion of stockholder proposals in our sponsored proxy materials.
In addition to any other applicable requirements, for a stockholder to properly bring business before the 2020 Annual Meeting of Stockholders, the stockholder must give us notice thereof in proper written form, including all required information, at our corporate headquarters, 555 Wireless Boulevard, Hauppauge, New York 11788, directed to the attention of our Corporate Secretary, no later than March 15, 2020. A copy of our Bylaws is available at sec.gov/Archives/edgar/data/1092662/000114036118038547/ex3_2.htm.
Delivery of Documents to Security Holders Sharing an Address
SEC rules permit us to deliver one set of proxy materials to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders. This delivery method, which is known as “householding,” can reduce our expenses for printing and mailing. Any stockholder of record at a shared address to which a single copy of the proxy materials was delivered may request a separate copy of the proxy materials, or a separate copy of the 2018 Annual Report and this Proxy Statement, by calling Alliance Advisors at +1 (877) 777-2857, or sending a letter to Shareholder Services at Chembio Diagnostics, Inc., 555 Wireless Boulevard, Hauppauge, New York 11788, to the attention of our Corporate Secretary. Stockholders of record who wish to receive separate copies of these documents in the future may also contact us as stated above. Stockholders of record who share an address and receive two or more copies of the proxy materials may contact us as stated above to request delivery of a single copy. A stockholder who holds shares in “street name” and who wishes to obtain copies of proxy materials should follow the instructions on the stockholder’s voting instruction form or should contact the holder of record.
Other Matters
We will pay all expenses of preparing, printing and mailing, and making available over the Internet, the Annual Meeting proxy materials, as well as all other expenses of soliciting proxies for the Annual Meeting on behalf of the board of directors. Alliance Advisors will solicit proxies by personal interview, mail, telephone, facsimile, email, Internet or other means of electronic transmission and will request brokerage houses, banks, and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of common stock held of record by these persons. We will pay a fee of approximately $10,045.00 to Alliance Advisors for its services and will reimburse it for payments made to brokers and other nominees for their expenses in forwarding soliciting material. In addition, certain of our directors, officers and employees, who will receive no compensation in addition to their regular salary or other compensation, may solicit proxies by personal interview, mail, telephone, facsimile, email, Internet or other means of electronic transmission.

Contents

CHEMBIO DIAGNOSTICS, INC.

For the Annual Meeting of Stockholders on June 18, 2019

Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints John J. Sperzel III and Neil A. Goldman, or either of them, as proxies with full power of substitution to vote all the shares of the undersigned with all the powers that the undersigned would possess if personally present at the Annual Meeting of Stockholders of Chembio Diagnostics, Inc. (the “Company”), to be held at 10:00 a.m. (local time) on June 18, 2019, at 555 Wireless Boulevard, Hauppauge, New York 11788, or any adjournments thereof, on the following matters:

(Continued and to be signed on the reverse side)
PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held June 18, 2019. The 2019 Proxy Statement and our 2018 Annual Report to Stockholders are available at: http://www.chembio.com/investors/proxy/

Contents
Please mark votes as in this example ⌧
1. To elect the following five directors:
Nominees:	FOR all nominees	WITHHOLD AUTHORITY for all nominees	FOR all nominees except as noted:
01 Katherine L. Davis
02 Gail S. Page	☐	☐	☐
03 Mary Lake Polan
04 John G. Potthoff
05 John J. Sperzel III
Instruction: To withhold authority to vote for any individual nominee, strike-out the name of that nominee by putting a line through that nominee’s name in the above list.
2. Approval of 2019 Omnibus Incentive Plan.
☐ FOR ☐ AGAINST ☐ ABSTAIN

DO NOT PRINT IN THIS AREA (Stockholder Name & Address Data)

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐	Please indicate if you plan to attend this meeting ☐

CONTROL NUMBER

3. Ratification of appointment of BDO USA, LLP as independent auditor for the year ending December 31, 2019.
☐ FOR ☐ AGAINST ☐ ABSTAIN
4. Advisory Vote on 2018 Executive Compensation.
☐ FOR ☐ AGAINST ☐ ABSTAIN
5. Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation.
☐ 1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” FOR EACH OF PROPOSALS 1-4 AND A VOTE OF “1 YEAR” FOR PROPOSAL 5.
UNLESS CONTRARY INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” EACH DIRECTOR NOMINEE AND VOTED “FOR” EACH OF PROPOSALS 2-4 AND A VOTE OF “1 YEAR” FOR PROPOSAL 5. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THE NAMED PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT WITH RESPECT TO THOSE MATTERS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE. YOUR SIGNATURE ACKNOWLEDGES PRIOR RECEIPT OF THE NOTICE OF MEETING, PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS.
Number of voting shares:
Date

Signature

Signature
(Joint Owners)
(Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc., give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.)

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET Vote Your Proxy on the Internet: Go to www.aalvote.com/CEMI Have your proxy card available when you access the above website. Follow the prompts to vote your shares.
TELEPHONE
Vote Your Proxy by Phone:
Call 1 (866) 804-9616
Use any touch-tone telephone to
vote your proxy. Have your proxy
card available when you call.
Follow the voting instructions to
vote your shares.
MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

Contents
Appendix A
CHEMBIO DIAGNOSTICS, INC.
2019 OMNIBUS INCENTIVE PLAN
Chembio Diagnostics, Inc., a Nevada corporation, sets forth herein the terms of its 2019 Omnibus Incentive Plan, as follows:
1.	PURPOSE
The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, Non-Employee Directors (as defined herein), key employees, consultants and advisors, and to motivate such officers, Non-Employee Directors, key employees, consultants and advisors to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.  To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, other stock-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.  Upon becoming effective, the Plan replaces, and no further awards shall be made under, the Predecessor Plan (as defined herein).
2.	DEFINITIONS
For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:
2.1      “Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control” with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.
2.2      “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Other Stock-based Award under the Plan.
2.3      “Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets forth the terms and conditions of an Award.
2.4      “Beneficial Owner” means “Beneficial Owner” as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act; except that, in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The term “Beneficial Ownership” has a corresponding meaning.
2.5      “Board” means the Board of Directors of the Company.
2.6      “Change in Control” shall have the meaning set forth in Section 14.3.2.
2.7      “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.
2.8      “Committee” means the Compensation Committee of the Board or any committee or other person or persons designated by the Board to administer the Plan.  The Board will cause the Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed.  For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act.  All references in the Plan to the Board shall mean such Committee or the Board.

Contents
2.9      “Company” means Chembio Diagnostics, Inc., a Nevada corporation, or any successor corporation.
2.10     “Common Stock” or “Stock” means a share of common stock of the Company, par value $2.00 per share.
2.11    “Corporate Transaction” means a reorganization, merger, statutory share exchange, consolidation, sale of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another entity by the Company, or other corporate transaction involving the Company or any of its Subsidiaries.
2.12     “Effective Date” means June 18, 2019, the date the Plan was approved by the Company’s stockholders.
2.13    “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.
2.14   “Fair Market Value” of a share of Common Stock as of a particular date means (i) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the shares of Common Stock are not then listed on a national securi-ties ex-change, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities, or (iii) if the shares of Common Stock are not then listed on a national securi-ties ex-change or quoted by an established quotation service for over-the-counter securities, -or the value of such shares is not oth-er-wise determi-nable, such value as de-ter-mined by the Board in good faith in its sole discretion.
2.15   “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than fifty percent of the voting interests.
2.16  “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board in the Award Agreement.
2.17    “Grantee” means a person who receives or holds an Award under the Plan.
2.18    “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.
2.19    “Non-Employee Director” means a member of the Board who is not an officer or employee of the Company or any Subsidiary.
2.20    “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.
2.21    “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

Contents
2.22     “Option Price” means the exercise price for each share of Stock subject to an Option.
2.23    “Other Stock-based Awards” means Awards consisting of Stock units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, other than Options, Stock Appreciation Rights, Restricted Stock, and Restricted Stock Units.
2.24    “Person” means an individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.
2.25    “Plan” means this Chembio Diagnostics, Inc. 2019 Omnibus Incentive Plan, as amended from time to time.
2.26    “Predecessor Plan” means the Chembio Diagnostics, Inc. 2014 Stock Incentive Plan.
2.27    “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock.
2.28    “Restricted Period” shall have the meaning set forth in Section 10.1 hereof.
2.29    “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.
2.30    “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.
2.31    “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.
2.32    “SEC” means the United States Securities and Exchange Commission.
2.33    “Section 409A” means Section 409A of the Code.
2.34    “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.
2.35    “Separation from Service” means a termination of Service by a Service Provider, as determined by the Board, which determination shall be final, binding and conclusive; provided if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.
2.36   “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.
2.37     “Service Provider” means an employee, officer, Non-Employee Director, consultant or advisor of the Company or an Affiliate.
2.38    “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.
2.39    “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.
2.40   “Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or with which the Company or an Affiliate combines.

Contents
2.41   “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.
2.42    “Termination Date” means the date that is ten (10) years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2 hereof.
3.	ADMINISTRATION OF THE PLAN
3.1       General.
The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated.  Except as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan.  The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed.  The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:
(i)    designate Grantees;
(ii)   determine the type or types of Awards to be made to a Grantee;
(iii)  determine the number of shares of Stock to be subject to an Award;
(iv)  establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);
(v)   prescribe the form of each Award Agreement; and
(vi)  amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.
To the extent permitted by applicable law, the Board may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors), including without limitation the authority to make Awards to Grantees who are not subject to Section 16 of the Exchange Act or who are not Covered Employees.  To the extent that the Board delegates its authority to make Awards as provided by this Section 3.1, all references in the Plan to the Board’s authority to make Awards and determinations with respect thereto shall be deemed to include the Board’s delegate.  Any such delegate shall serve at the pleasure of, and may be removed at any time by the Board.

Contents
3.2       No Repricing.
Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Company’s stockholders.  For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 14.  A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.
3.3        Clawbacks.
Awards shall be subject to the requirements of (i) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (ii) similar rules under the laws of any other jurisdiction, (iii) any compensation recovery policies adopted by the Company to implement any such requirements or (iv) any other compensation recovery policies as may be adopted from time to time by the Company, all to the extent determined by the Committee in its discretion to be applicable to a Grantee.
3.4       Minimum Vesting Conditions.
Notwithstanding any other provision of the Plan to the contrary, equity-based Awards granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted, excluding, for this purpose, any (i) Substitute Awards, (ii) shares delivered in lieu of fully vested cash incentive compensation under any applicable plan or program of the Company, and (iii) Awards to Non-Employee Directors that vest on the earlier of the one-year anniversary of the date of grant or the next annual meeting of stockholders (provided that such vesting period under this clause (iii) may not be less than 50 weeks after grant); provided, that, the Board may grant equity-based Awards without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 4.1 (subject to adjustment under Section 14); and, provided further, for the avoidance of doubt, that the foregoing restriction does not apply to the Board’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a Change in Control, in the terms of the Award or otherwise.
3.5       Deferral Arrangement.
The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock units.
3.6       No Liability.
No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.
3.7       Book Entry.
Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

Contents
4.	STOCK SUBJECT TO THE PLAN
4.1       Authorized Number of Shares
Subject to adjustment under Section 14, the total number of shares of Common Stock authorized to be awarded under the Plan shall not exceed 2,400,000.  In addition, shares of Common Stock underlying any outstanding award granted under the Predecessor Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of such shares shall be available for the grant of new Awards under this Plan.  As provided in Section 1, no new awards shall be granted under the Predecessor Plan following the Effective Date.  Shares issued under the Plan may consist in whole or in part of authorized but unissued shares, treasury shares, or shares purchased on the open market or otherwise, all as determined by the Company from time to time.
4.2       Share Counting
4.2.1              General
Each share of Common Stock granted in connection with an Award shall be counted as one share against the limit in Section 4.1, subject to the provisions of this Section 4.2.
4.2.2              Cash-Settled Awards
Any Award settled in cash shall not be counted as shares of Common Stock for any purpose under this Plan.
4.2.3              Expired or Terminated Awards
If any Award under the Plan expires, or is terminated, surrendered or forfeited, in whole or in part, without issuance or delivery of vested shares, the unissued or surrendered Common Stock covered by such Award shall again be available for the grant of Awards under the Plan.
4.2.4              Payment of Option Price or Tax Withholding in Shares
The full number of shares of Common Stock with respect to which an Option or SAR is granted shall count against the aggregate number of shares available for grant under the Plan.  Accordingly, if in accordance with the terms of the Plan, a Grantee pays the Option Price for an Option by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to pay the Option Price shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 4.1 above.  In addition, if in accordance with the terms of the Plan, a Grantee satisfies any tax withholding requirement with respect to any taxable event arising as a result of this Plan for any Award (including Restricted Stock and Restricted Stock Units) by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to satisfy such tax withholding requirements shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 4.1 above.  Any shares of Common Stock repurchased by the Company with cash proceeds from the exercise of Options shall not be added back to the pool of shares available for grant under the Plan set forth in Section 4.1 above.
4.2.5              Substitute Awards
In the case of any Substitute Award, such Substitute Award shall not be counted against the number of shares reserved under the Plan.

Contents
4.3       Award Limits
4.3.1               Incentive Stock Options.
Subject to adjustment under Section 14, 2,400,000 shares of Common Stock available for issuance under the Plan shall be available for issuance under Incentive Stock Options.
5.	EFFECTIVE DATE, DURATION, AND AMENDMENTS
5.1       Term.
The Plan shall be effective as of the Effective Date, provided that it has been approved by the Company’s stockholders.  The Plan shall terminate automatically on the ten (10) year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.
5.2       Amendment and Termination of the Plan.
The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements.  Notwithstanding the foregoing, any amendment to Section 3.2 shall be contingent upon the approval of the Company’s stockholders.  No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards.  No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.
6.	AWARD ELIGIBILITY AND LIMITATIONS
6.1       Service Providers.
Subject to this Section 6.1, Awards may be made to any Service Provider, including any Service Provider who is an officer, Non-Employee Director, consultant or advisor of the Company or of any Affiliate, as the Board shall determine and designate from time to time in its discretion.
6.2       Successive Awards.
An eligible person may receive more than one Award, subject to such restrictions as are provided herein.
6.3      Stand-Alone, Additional, Tandem, and Substitute Awards.
Awards may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. Subject to Section 3.2, the Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock).

Contents
7.	AWARD AGREEMENT
Each Award shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine, consistent with the terms of the Plan.  Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice.  Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.  Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.
8.	TERMS AND CONDITIONS OF OPTIONS
8.1       Option Price.
The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date.  In no case shall the Option Price of any Option be less than the par value of a share of Stock.
8.2       Vesting.
Subject to Section 8.3 hereof, each Option shall become exercisable at such times and under such conditions (including, without limitation, performance requirements) as shall be determined by the Board and stated in the Award Agreement.
8.3       Term.
Each Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five (5) years from its Grant Date.
8.4       Limitations on Exercise of Option.
Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the stockholders of the Company as provided herein or (ii) after the occurrence of an event which results in termination of the Option.
8.5       Method of Exercise.
An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares.  To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.
8.6       Rights of Holders of Options.
Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to her/him. Except as provided in Section 14 hereof or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

Contents
8.7       Delivery of Stock Certificates.
Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled, subject to any transaction fees, as required, to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.
8.8       Limitations on Incentive Stock Options.
An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.
9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS
9.1       Right to Payment.
A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value of a share of Stock on that date.  SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value of a share of Stock on the Grant Date of the SAR to the extent required by Section 409A.
9.2       Other Terms.
The Board shall determine at the Grant Date, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.
9.3      Term of SARs.
The term of a SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.
9.4       Payment of SAR Amount.
Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Stock, as determined by the Board) in an amount determined by multiplying:
(i)     the difference between the Fair Market Value of a share of Stock on the date of exercise over the SAR Exercise Price; by

Contents
(ii)       the number of shares of Stock with respect to which the SAR is exercised.
10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS
10.1    Restrictions.
At the time of grant, the Board may, in its sole discretion, establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or Restricted Stock Units as determined by the Board. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period and additional restrictions. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions.
10.2    Restricted Stock Certificates.
The Company shall issue stock, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.
10.3    Rights of Holders of Restricted Stock.
Unless the Board otherwise provides in an Award Agreement and subject to Section 16.12, holders of Restricted Stock shall have rights as stockholders of the Company, including voting and dividend rights.
10.4    Rights of Holders of Restricted Stock Units.
10.4.1            Settlement of Restricted Stock Units.
Restricted Stock Units may be settled in cash or Stock, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (i) within the time period specified for “short term deferrals” under Section 409A or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such Restricted Stock Units shall be settled.
10.4.2           Voting and Dividend Rights.
Unless otherwise stated in the applicable Award Agreement and subject to Section 16.12, holders of Restricted Stock Units shall not have rights as stockholders of the Company, including no voting or dividend or dividend equivalents rights.
10.4.3           Creditor’s Rights.
A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

Contents
10.5    Purchase of Restricted Stock.
The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, in the discretion of the Board, in consideration for past Services rendered.
10.6    Delivery of Stock.
Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.
11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK
11.1    General Rule.
Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.
11.2    Surrender of Stock.
To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender.  Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant.
11.3    Cashless Exercise.
With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 16.3.
11.4    Other Forms of Payment.
To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including, but not limited to, the Company’s withholding of shares of Stock otherwise due to the exercising Grantee.
12.	OTHER STOCK-BASED AWARDS
12.1    Grant of Other Stock-based Awards.
Other Stock-based Awards may be granted either alone or in addition to or in conjunction with other Awards under the Plan.  Other Stock-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in shares of Common Stock under any other compensation plan or arrangement of the Company.  Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of such Awards.  Unless the Committee determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

Contents
12.2    Terms of Other Stock-based Awards.
Any Common Stock subject to Awards made under this Section 12 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.
13.	REQUIREMENTS OF LAW
13.1    General.
The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
13.2    Rule 16b-3.
During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

Contents
14.	EFFECT OF CHANGES IN CAPITALIZATION
14.1    Changes in Stock.
If (i) the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kinds of shares for which grants of Awards may be made under the Plan (including the per-Grantee maximums set forth in Section 4) shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decease in the number of outstanding shares or other transaction described in clause (ii) above, the number and kind of shares for which Awards are outstanding and the Option Price per share of outstanding Options and SAR Exercise Price per share of outstanding SARs shall be equitably adjusted; provided that any such adjustment shall comply with Section 409A.
14.2    Effect of Certain Transactions.
Except as otherwise provided in an Award Agreement and subject to the provisions of Section 14.3, in the event of a Corporate Transaction, the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Corporate Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Corporate Transaction or (ii) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each share of Common Stock subject to any outstanding Awards, upon exercise or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Corporate Transaction in respect of a share of Common stock; provided, however, that, unless otherwise determined by the Committee, such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Awards prior to such Corporate Transaction.  Without limiting the generality of the foregoing, the treatment of outstanding Options and SARs pursuant to this Section 14.2 in connection with a Corporate Transaction in which the consideration paid or distributed to the Company’s stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and SARs upon consummation of the Corporate Transaction as long as, at the election of the Committee, (i) the holders of affected Options and SARs have been given a period of at least fifteen days prior to the date of the consummation of the Corporate Transaction to exercise the Options or SARs (to the extent otherwise exercisable) or (ii) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each Share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Committee in its sole discretion) over the Option Price or SAR Exercise Price, as applicable.  For avoidance of doubt, (1) the cancellation of Options and SARs pursuant to clause (ii) of the preceding sentence may be effected notwithstanding anything to the contrary contained in this Plan or any Award Agreement and (2) if the amount determined pursuant to clause (ii) of the preceding sentence is zero or less, the affected Option or SAR may be cancelled without any payment therefore.  The treatment of any Award as provided in this Section 14.2 shall be conclusively presumed to be appropriate for purposes of Section 14.1.
14.3    Change in Control
14.3.1            Consequences of a Change in Control
In the event of a Change in Control of the Company, the Board, in its discretion, may, at any time an Award is granted, or at any time thereafter, (i) accelerate the time period relating to the exercise or vesting of the Award; or (ii) take one or more of the following actions, which may vary among individual Grantees: (A) provide for the purchase of the Award for an amount of cash or other property that could have been received upon the exercise or vesting of the Award (less any applicable Option Price or SAR Exercise Price in the cash of Options and SARs); (B) adjust the terms of the Awards in a manner determined by the Board to reflect the Change in Control; (C) cause the Awards to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Awards, or the substitution for such Awards of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Plan and such Awards, or the new options and rights substituted therefor, shall continue in the manner and under the terms so provided; (D) accelerate the time at which Options or SARs then outstanding may be exercised so that such Options and SARs may be exercised for a limited period of time on or before a specified date fixed by the Board, after which specified date, all unexercised Options and SARs shall terminate; or (E) make such other provision as the Board may consider equitable.

Contents
14.3.2            Change in Control Defined
Except as may otherwise be defined in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following events: (i) the acquisition, directly or indirectly, by any Person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the Beneficial Ownership of more than fifty percent of the outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; (i) a complete liquidation or dissolution of the Company; or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent of the total combined voting power of the Company’s outstanding securities are transferred to a Person or Persons different from the Persons holding those securities immediately prior to such merger.
Notwithstanding the foregoing, if it is determined that an Award hereunder is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.
14.4    Adjustments
Adjustments under this Section 14 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.
15.	NO LIMITATIONS ON COMPANY
The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.
16.	TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN
16.1    Disclaimer of Rights.
No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

Contents
16.2    Nonexclusivity of the Plan.
Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.
16.3    Withholding Taxes.
The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any shares of Stock upon the exercise of an Option or SAR, or (iii) otherwise due in connection with an Award.  At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, or the Company may require such obligations (up to maximum statutory rates) to be satisfied, in whole or in part, (i) by causing the Company or the Affiliate to withhold the number of shares of Stock otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations (up to maximum statutory rates).  The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 16.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.
16.4    Captions.
The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.
16.5    Other Provisions.
Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.  In the event of any conflict between the terms of an employment agreement and the Plan, the terms of the employment agreement govern.
16.6    Number and Gender.
With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.
16.7    Severability.
If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

Contents
16.8    Governing Law.
The Plan shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to the principles of conflicts of law, and applicable Federal law.
16.9    Section 409A.
The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Committee will have any liability to any Grantee for such tax or penalty.
16.10  Separation from Service.
The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the appropriate Award Agreement.  Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including, but not limited to, accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.
16.11  Transferability of Awards.
16.11.1        Transfers in General.
Except as provided in Section 16.11.2, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.
16.11.2              Family Transfers.
If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member.  For the purpose of this Section 16.11.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity.  Following a transfer under this Section 16.11.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 16.11.2 or by will or the laws of descent and distribution.
16.12  Dividends and Dividend Equivalent Rights.
If specified in the Award Agreement, the recipient of an Award (other than Options or SARs) may be entitled to receive dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award.  The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement.  Dividend equivalents credited to a Grantee may be reinvested in additional shares of Stock or other securities of the Company at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend was paid to stockholders, as determined in the sole discretion of the Committee.  Notwithstanding any provision herein to the contrary, in no event will dividends or dividend equivalents vest or otherwise be paid out prior to the time that the underlying Award (or portion thereof) has vested and, accordingly, will be subject to cancellation and forfeiture if such Award does not vest (including both time-based and performance-based Awards).

The Plan was adopted by the Board of Directors on April 29, 2019.